                                                    Registration Nos. 333-109613
                                                                       811-08561

       As filed With the Securities and Exchange Commission on May 3, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]

      Pre-effective Amendment No.        [_]

      Post-Effective Amendment No.       [1]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                       [X]

      Amendment No.                      [29]


          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective (check appropriate box)

        [_]  immediately upon filing pursuant to paragraph (b)

        [X]  on May 3, 2004 pursuant to paragraph (b)

        [_]  60 days after filing pursuant to paragraph (a)(1)

        [_]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      PLATINUM INVESTOR(R) FlexDirector/SM/

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (the "Policies") issued by American General Life Insurance Company ("AGL")

through its Separate Account VL-R
                            This prospectus is dated
                                   May 3, 2004

This prospectus describes Platinum Investor FlexDirector flexible premium variable life insurance Policies issued by AGL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum Investor FlexDirector Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Platinum Investor FlexDirector pays the death benefit upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.

For information on how to contact AGL, please see page 4.

The Index of Special Words and Phrases on page 55 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the Platinum Investor FlexDirector variable investment options. Currently, the Platinum Investor FlexDirector variable investment options each purchase shares of a corresponding Fund of:

..  AIM Variable Insurance Funds ("AIM V.I.")
..  The Alger American Fund ("Alger American")
..  American Century Variable Portfolios, Inc. ("American Century VP")
..  Credit Suisse Trust ("Credit Suisse")
..  Dreyfus Investment Portfolios ("Dreyfus IP")
..  Dreyfus Variable Investment Fund ("Dreyfus VIF")
..  Fidelity Variable Insurance Products ("Fidelity VIP")
.. Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton") .. Janus Aspen Series ("Janus Aspen")
..  J.P. Morgan Series Trust II ("JPMorgan")
..  MFS(R) Variable Insurance Trust/SM/ ("MFS")
..  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..  Oppenheimer Variable Account Funds ("Oppenheimer")
..  PIMCO Variable Insurance Trust ("PIMCO VIT")
..  Putnam Variable Trust ("Putnam VT")
..  SunAmerica Series Trust ("SunAmerica")
..  The Universal Institutional Funds, Inc. ("UIF")
..  VALIC Company I ("VALIC Co. I")
..  Van Kampen Life Investment Trust ("Van Kampen LIT")
..  Vanguard Variable Insurance Fund ("Vanguard")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should be sure you also read the prospectuses of the Funds underlying variable investment options you may be interested in. This prospectus must be accompanied by the current prospectuses for the Funds listed above.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY .................................................5
POLICY BENEFITS ...............................................................5
   Death Benefit...............................................................5
      Death Benefit Proceeds ..................................................5
      Death Benefit Option 1, Option 2 and Option 3 ...........................5
   Full Surrenders, Partial Surrenders, Transfers, and Policy Loans ...........6
      Full Surrenders .........................................................6
      Partial Surrenders ......................................................6
      Transfers ...............................................................6
      Policy Loans ............................................................6
   Premiums....................................................................6
      Flexibility of Premiums .................................................6
      Free Look ...............................................................7
   The Policy .................................................................7
      Ownership Rights ........................................................7
      Separate Account ........................................................7
      Fixed Account ...........................................................7
      Accumulation Value ......................................................7
      Payment Options .........................................................7
      Tax Benefits ............................................................7
   Supplemental Benefits and Riders ...........................................7
POLICY RISKS ..................................................................8
   Investment Risk ............................................................8
   Risk of Lapse ..............................................................8
   Tax Risks ..................................................................8
   Partial Surrender and Full Surrender Risks .................................9
   Policy Loan Risks ..........................................................9
PORTFOLIO RISKS ...............................................................9
TABLES OF CHARGES ............................................................10
GENERAL INFORMATION ..........................................................17
   American General Life Insurance Company ...................................17
   Separate Account VL-R .....................................................17
   Additional Information ....................................................17
   Communication with AGL ....................................................17
      Administrative Center ..................................................18
      General ................................................................18
      Telephone transactions .................................................19
   Variable Investment Options ...............................................19
   Voting Privileges .........................................................21
   Fixed Account .............................................................22
      Our general account ....................................................22
      How we declare interest ................................................22
   Illustrations .............................................................22
POLICY FEATURES ..............................................................23
   Age .......................................................................23
   Death Benefits ............................................................23
      Your specified amount of insurance .....................................23
      Your death benefit .....................................................23
      Required minimum death benefit .........................................24
      Base coverage and supplemental coverage ................................25
   Premium Payments ..........................................................26
      Premium payments .......................................................26
      Limits on premium payments. ............................................27
      Checks .................................................................27
      Planned periodic premiums ..............................................27
      Monthly guarantee premiums .............................................27
      Free look period .......................................................29
   Changing Your Investment Option Allocations ...............................29
      Future premium payments ................................................29
      Transfers of existing accumulation value ...............................29

      Dollar cost averaging ..................................................30
      Automatic rebalancing ..................................................30
      Market timing ..........................................................30
   Changing the Specified Amount of Insurance ................................31
      Increase in coverage ...................................................31
      Decrease in coverage ...................................................31
   Changing Death Benefit Options ............................................32
      Change of death benefit option .........................................32
      Tax consequences of changes in insurance coverage ......................32
      Effect of changes in insurance coverage on guarantee period benefit ....32
   Effective Date of Policy and Related Transactions .........................33
      Valuation dates, times, and periods ....................................33
      Date of receipt ........................................................33
      Commencement of insurance coverage .....................................33
      Date of issue; Policy months and years .................................33
      Monthly deduction days .................................................33
      Commencement of investment performance .................................34
      Effective date of other premium payments and requests that you make ....34
   Reports to Policy Owners ..................................................34
ADDITIONAL BENEFIT RIDERS ....................................................34
   Riders ....................................................................34
      Accidental Death Benefit Rider .........................................35
      Children's Insurance Benefit Rider .....................................35
      Maturity Extension Rider ...............................................35
      Spouse Term Rider ......................................................36
      Terminal Illness Rider .................................................36
      Waiver of Monthly Deduction Rider ......................................36
   Tax Consequences of Additional Rider Benefits .............................37
POLICY TRANSACTIONS ..........................................................37
   Telephone Transactions ....................................................37
   Withdrawing Policy Investments ............................................37
      Full surrender .........................................................37
      Partial surrender ......................................................37
      Exchange of Policy in certain states ...................................37
      Policy loans ...........................................................37
      Preferred loan interest rate ...........................................38
      Maturity of your Policy ................................................38
      Tax considerations .....................................................39
POLICY PAYMENTS ..............................................................39
   Payment Options ...........................................................39
      Change of payment option ...............................................39
      Tax impact .............................................................39
   The Beneficiary ...........................................................40
   Assignment of a Policy ....................................................40
   Payment of Proceeds .......................................................40
      General ................................................................40
      Delay of Fixed Account proceeds ........................................40
      Delay for check clearance ..............................................40
      Delay of Separate Account VL-R proceeds ................................40
      Delay to challenge coverage ............................................41
      Delay required under applicable law ....................................41
ADDITIONAL RIGHTS THAT WE HAVE ...............................................41
      Underwriting and premium classes .......................................42
      Policies purchased through "internal rollovers" ........................42
      State law requirements .................................................42
      Variations in expenses or risks ........................................42
CHARGES UNDER THE POLICY .....................................................42
      Premium tax charge .....................................................42
      Tax charge back ........................................................42
      Premium expense charge .................................................43
      Daily charge (mortality and expense risk fee) ..........................43
      Flat monthly charge ....................................................43

      Monthly charge per $1,000 of base coverage .............................43
      Monthly charge per $1,000 of supplemental coverage .....................43
      Monthly insurance charge ...............................................44
      Monthly charges for additional benefit riders ..........................44
      Surrender charge .......................................................44
      Partial surrender processing fee .......................................45
      Transfer fee ...........................................................45
      Illustrations ..........................................................45
      Policy loans ...........................................................45
      Charge for taxes .......................................................45
      Allocation of charges ..................................................46
   More About Policy Charges..................................................46
      Purpose of our charges .................................................46
      General ................................................................46
      Gender neutral Policies ................................................46
ACCUMULATION VALUE ...........................................................47
      Your accumulation value ................................................47
      Your investment options ................................................47
POLICY LAPSE AND REINSTATEMENT ...............................................47
FEDERAL TAX CONSIDERATIONS ...................................................48
   Tax Effects ...............................................................48
      General ................................................................48
      Testing for modified endowment contract status .........................48
      Other effects of Policy changes ........................................49
      Rider benefits .........................................................49
      Taxation of pre-death distributions if your Policy is not a modified endowment contract ....................................................49
      Taxation of pre-death distributions if your Policy is a modified endowment contract ....................................................50
      Policy lapses and reinstatements .......................................51
      Diversification ........................................................51
      Estate and generation skipping taxes ...................................51
      Life insurance in split dollar arrangements ............................52
      Pension and profit-sharing plans .......................................52
      Other employee benefit programs ........................................53
      ERISA ..................................................................53
      Our taxes ..............................................................53
      When we withhold income taxes ..........................................53
      Tax changes ............................................................53
LEGAL PROCEEDINGS ............................................................54
FINANCIAL STATEMENTS .........................................................54
INDEX OF SPECIAL WORDS AND PHRASES ...........................................55

--------------------------------------------------------------------------------
CONTACT INFORMATION: Here is how you can contact us about the Platinum Investor
                     FlexDirector Policies:

                      ADMINISTRATIVE CENTER:

(Express Delivery)                 (U.S. Mail)
VUL Administration                 VUL Administration
2727-A Allen Parkway               P. O. Box 4880
Houston, Texas 77019-2191          Houston, Texas
1-713-831-3443, 1-800-340-2765     77210-4880
(Hearing Impaired) 1-888-436-5258
Fax: 1-713-620-6653
(Except premium payments)

HOME OFFICE:               PREMIUM PAYMENTS:

2727-A Allen Parkway       (Express Delivery)
Houston, Texas 77019-2191  Payment Processing Center
1-713-831-3443             #1 Franklin Square
1-800-340-2765             Springfield, IL 62713-0001
                           (U.S. Mail)
                           Payment Processing Center
                           P.O. Box 0842
                           Carol Stream, IL 60132-0842
--------------------------------------------------------------------------------

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and
(5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     You may currently allocate your accumulation value among the 50 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

     Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

Death Benefit

     . Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged). In your application to buy a Platinum Investor FlexDirector Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. Platinum Investor FlexDirector is available for specified amounts of $100,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. See "Base coverage and supplemental coverage" on page 25. You decide how much base coverage and how much supplemental coverage you want. Base coverage must be at least 4% of the specified amount. We also provide a guarantee of a death benefit equal to at least the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

     .    Death Benefit Option 1, Option 2 and Option 3:

          You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. You must choose one of the three Options at the time we issue your Policy.

               . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

               . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

               . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

     . Federal tax law may require us to increase payment under any of the above death benefit options. See "Required minimum death benefit" on page 24.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

     . Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

     . Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $100,000. A partial surrender may have adverse tax consequences.

     . Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

     . Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan through your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable through your next Policy anniversary. We charge you interest at an effective annual rate of 4.75% on your loan. We credit interest on loaned amounts; we guarantee an effective annual interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

     . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount (but not less than $50). You can select a premium payment plan to pay "Planned Periodic Premiums" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may reject a premium payment.

     . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

     . Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

     . Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

     . Fixed Account: You may place amounts in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

     . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Office.

     . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from policy loans would not be taxed. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

Investment Risk

     The Policy is not suitable as a short term investment.

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

     If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. If the monthly guarantee premium provision is applicable to your Policy and you pay the monthly guarantee premium, your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under federal tax law, there is some uncertainty about the application of federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 48. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

     The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long term financial goals.

     A partial surrender or surrender may have adverse tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess current interest rate credited to the Fixed Account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 4 of this prospectus.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's base coverage, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.

--------------------------------------------------------------------------------------------------------
                                            Transaction Fees
--------------------------------------------------------------------------------------------------------
Charge                     When Charge is Deducted  Maximum Guaranteed Charge  Current Charge
--------------------------------------------------------------------------------------------------------
Premium Tax Charge         Upon receipt of each     3.5%/1/ of each premium    3.5%/1/ of each premium
                           premium payment          payment (tax charge back   payment (tax charge back
                                                    if you purchase the        if you purchase the
                                                    Policy in Oregon)/2/       Policy in Oregon /2/
--------------------------------------------------------------------------------------------------------
Premium Expense Charge     Upon receipt of each     7.5% of the amount of      5% of the amount of each
                           premium payment          each premium payment       premium payment remaining
                                                    remaining after deduction  after deduction of the
                                                    of the premium tax charge  premium tax charge
--------------------------------------------------------------------------------------------------------

----------

     /1/ Premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.75%, is in the state of Wyoming.

     /2/ Instead of a premium tax charge, we assess a tax charge back of 2% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 42.

--------------------------------------------------------------------------------------------------------
                                            Transaction Fees
--------------------------------------------------------------------------------------------------------
Charge                     When Charge is Deducted  Maximum Guaranteed Charge  Current Charge
--------------------------------------------------------------------------------------------------------
Surrender Charge

   Maximum Charge for the  Upon a full surrender    $49 per $1,000 of base     $49 per $1,000 of base
   first Policy year -     of your Policy during    coverage                   coverage
   for a 60 year old       the first 10 Policy
   male, standard          years and during the
   tobacco, with a         first 10 Policy years
   Specified Amount of     following an increase
   $500,000, of which      in the Policy's base
   $500,000 is base        coverage
   coverage/1/

   Minimum Charge for the  Upon a full surrender    $3 per $1,000 of base      $3 per $1,000 of base
   first Policy year -     of your Policy during    coverage                   coverage
   for a 6 year old        the first 10 Policy
   female, standard        years and during the
   tobacco, with a         first 10 Policy years
   Specified Amount of     following an increase
   $500,000, of which      in the Policy's base
   $20,000 is base         coverage
   coverage/1/

   Example Charge for the  Upon a full surrender    $23 per $1,000 of base     $23 per $1,000 of base
   first Policy year -     of your Policy during    coverage                   coverage
   for a 45 year old       the first 10 Policy
   male, preferred         years and during the
   non-tobacco, with a     first 10 Policy years
   Specified Amount of     following an increase
   $500,000, of which      in the Policy's base
   $250,000 is base        coverage
   coverage/1/
--------------------------------------------------------------------------------------------------------
Partial Surrender          Upon a partial           The lesser of $25 or 2%    $10
Processing Fee             surrender of your        of the partial surrender
                           Policy
--------------------------------------------------------------------------------------------------------
Transfer Fee               Upon a transfer of       First 12 transfers in a    First 12 transfers in a
                           accumulation value       Policy year are free; $25  Policy year are free; $25
                                                    for each subsequent        for each subsequent
                                                    transfer                   transfer
--------------------------------------------------------------------------------------------------------
Policy Loan Interest       Annually (on your        4.75% of the loan balance  4.75% of the loan balance
Charge                     Policy anniversary)
--------------------------------------------------------------------------------------------------------
Policy Owner               Upon each request for a  $25                        $0
Additional                 Policy illustration
Illustration Charge        after the first in a
                           Policy year
--------------------------------------------------------------------------------------------------------

----------

     /1/ The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and specified amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 25 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

--------------------------------------------------------------------------------------------------------
                                 Periodic Charges (other than Fund fees)
--------------------------------------------------------------------------------------------------------
Charge                     When Charge is Deducted  Maximum Guaranteed Charge  Current Charge
--------------------------------------------------------------------------------------------------------
Flat Monthly Charge        Monthly, at the          $6                         $6
                           beginning of each
                           Policy month
--------------------------------------------------------------------------------------------------------
Cost of Insurance
Charge/1/

   Minimum Charge for the  Monthly, at the          $0.06 per $1,000 of net    $0.03 per $1,000 of net
   first Policy year -     beginning of each        amount at risk/2/          amount at risk
   for a 6 year old        Policy month             attributable to base       attributable to base
   female, preferred                                coverage; and              coverage; and
   tobacco, with a
   Specified Amount of                              $0.06 per $1,000 of net    $0.02 per $1,000 of net
   $1,000,000, of which                             amount at risk             amount at risk
   $40,000 is base                                  attributable to            attributable to
   coverage and $960,000                            supplemental coverage      supplemental coverage
   is supplemental
   coverage

   Maximum Charge for the  Monthly, at the          $83.33 per $1,000 of net   $83.33 per $1,000 of net
   first Policy year -     beginning of each        amount at risk             amount at risk
   for a 90 year old       Policy month             attributable to base       attributable to base
   male, standard                                   coverage; and              coverage; and
   tobacco, with a
   Specified Amount of                              $83.33 per $1,000 of net   $83.33 per $1,000 of net
   $100,000, of which                               amount at risk             amount at risk
   $100,000 is base                                 attributable to            attributable to
   coverage and $0 is                               supplemental coverage      supplemental coverage
   supplemental coverage

   Example Charge for the  Monthly, at the          $0.38 per $1,000 of net    $0.15 per $1,000 of net
   first Policy year -     beginning of each        amount at risk             amount at risk
   for a 45 year old       Policy month             attributable to base       attributable to base
   male, preferred                                  coverage; and              coverage; and
   non-tobacco, with a
   Specified Amount of                              $0.38 per $1,000 of net    $0.08 per $1,000 of net
   $500,000, of which                               amount at risk             amount at risk
   $250,000 is base                                 attributable to            attributable to
   coverage and $250,000                            supplemental coverage      supplemental coverage
   is supplemental
   coverage
--------------------------------------------------------------------------------------------------------

----------

     /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, risk class, Policy year and specified amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 24 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown on page 4 of this prospectus. Also see "Illustrations" on page 22 of this prospectus.

     /2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

--------------------------------------------------------------------------------------------------------
                                 Periodic Charges (other than Fund fees)
--------------------------------------------------------------------------------------------------------
Charge                     When Charge is Deducted  Maximum Guaranteed Charge  Current Charge
--------------------------------------------------------------------------------------------------------
Monthly Charge per $1,000
of base coverage/1/

   Minimum Charge for the  Monthly, at the          $0.04 per $1000 of base    $0.04 per $1000 of base
   first Policy year -     beginning of each        coverage                   coverage
   for a 6 year old        Policy month. This
   female, preferred       Charge is imposed
   tobacco, with a         during the first 7
   Specified Amount of     Policy years and the
   $500,000, of which      first 7 Policy years
   $20,000 is base         following an increase
   coverage                in base coverage/2/
.........................................................................................................
   Maximum Charge for the  Monthly, at the          $1.46 per $1000 of base    $1.46 per $1000 of base
   first Policy year -     beginning of each        coverage                   coverage
   for a 90 year old       Policy month. This
   male, standard          Charge is imposed
   tobacco, with a         during the first 7
   Specified Amount of     Policy years and the
   $500,000, of which      first 7 Policy years
   $500,000 is base        following an increase
   coverage                in base coverage/2/
.........................................................................................................
   Example Charge for the  Monthly, at the          $0.23 per $1000 of base    $0.23 per $1000 of base
   first Policy year -     beginning of each        coverage                   coverage
   for a 45 year old       Policy month. This
   male, preferred         Charge is imposed
   non-tobacco, with a     during the first 7
   Specified Amount of     Policy years and the
   $500,000, of which      first 7 Policy years
   $250,000 is base        following an increase
   coverage                in base coverage/2/
--------------------------------------------------------------------------------------------------------

----------

     /1/ The Monthly Charge per $1,000 of base coverage will vary based on the insured person's sex, age and premium class. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. More detailed information concerning your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Office or your insurance representative. There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of base coverage and supplemental coverage. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in each Policy year.

     /2/ The charge assessed during the first 7 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

--------------------------------------------------------------------------------------------------------
                                 Periodic Charges (other than Fund fees)
--------------------------------------------------------------------------------------------------------
Charge                     When Charge is Deducted  Maximum Guaranteed Charge  Current Charge
--------------------------------------------------------------------------------------------------------
Monthly Charge per $1,000 of
supplemental coverage/1/

   Minimum Charge for the  Monthly, at the          $0 per $1000 of            $0 per $1000 of
   first Policy year -     beginning of each        supplemental coverage      supplemental coverage
   for a 6 year old        Policy month. This
   female, preferred       Charge is imposed
   tobacco, with a         during the first 10
   Specified Amount of     Policy years and the
   $500,000, of which      first 10 Policy years
   $480,000 is             following an increase
   supplemental coverage   in supplemental
                           coverage/2/
.........................................................................................................
   Maximum Charge for the  Monthly, at the          $1.10 per $1000 of         $1.10 per $1000 of
   first Policy year -     beginning of each        supplemental coverage      supplemental coverage
   for an 85 year old      Policy month. This
   male, preferred         Charge is imposed
   non-tobacco, with a     during the first 10
   Specified Amount of     Policy years and the
   $500,000, of which      first 10 Policy years
   $480,000 is             following an increase
   supplemental coverage   in supplemental
                           coverage/2/
.........................................................................................................
   Example Charge for the  Monthly, at the          $0 per $1000 of            $0 per $1000 of
   first Policy year -     beginning of each        supplemental coverage      supplemental coverage
   for a 45 year old       Policy month. This
   male, preferred         Charge is imposed
   non-tobacco, with a     during the first 10
   Specified Amount of     Policy years and the
   $500,000, of which      first 10 Policy years
   $250,000 is             following an increase
   supplemental coverage   in supplemental
                           coverage/2/
--------------------------------------------------------------------------------------------------------
Daily Charge (mortality
and expense risk fee)

   Policy years            Daily                    effective annual rate of   effective annual rate of
   1-10/3, 4/                                       0.70%/4/                   0.70%/4/
--------------------------------------------------------------------------------------------------------

----------

     /1/ The Monthly Charge per $1,000 of supplemental coverage will vary based on the amount of supplemental coverage and the insured person's sex, age and premium class. The Monthly Charge per $1,000 of supplemental coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of supplemental coverage applicable to your Policy. More detailed information concerning your Monthly Charge per $1,000 of supplemental coverage is available on request from our Administrative Office or your insurance representative. There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of base coverage and supplemental coverage. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in each Policy year.

     /2/ The charge assessed during the first 10 Policy years following an increase in supplemental coverage is only upon the amount of the increase in supplemental coverage

     /3/ After the 10/th/ Policy year, the daily charge will be as follows:
            Policy years 11-20..............effective annual rate of 0.45%
            Policy years 21+................effective annual rate of 0.10%
         These reductions in the amount of the daily charge are guaranteed.

     /4/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

     The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

--------------------------------------------------------------------------------------------------------
                             Periodic Charges (optional benefit riders only)
--------------------------------------------------------------------------------------------------------
Optional Benefit Rider
Charges                    When Charge is Deducted  Maximum Guaranteed Charge  Current Charge
--------------------------------------------------------------------------------------------------------
Accidental Death Benefit

   Minimum Charge - for a  Monthly, at the          $0.07 per $1,000 of rider  $0.07 per $1,000 of rider
   29 year old             beginning of each        coverage                   coverage
                           Policy month
.........................................................................................................
   Maximum Charge - for a  Monthly, at the          $0.15 per $1,000 of rider  $0.15 per $1,000 of rider
   65 year old             beginning of             coverage                   coverage
                           each Policy month
.........................................................................................................
   Example Charge - for a  Monthly, at the          $0.09 per $1,000 of rider  $0.09 per $1,000 of rider
   38 year old             beginning of each        coverage                   coverage
                           Policy month
--------------------------------------------------------------------------------------------------------
Children's Insurance       Monthly, at the          $0.48 per $1,000 of rider  $0.48 per $1,000 of rider
Benefit                    beginning of each        coverage                   coverage
                           Policy month
--------------------------------------------------------------------------------------------------------
Maturity Extension         Monthly, at the          $10                        $0
Accumulation Value         beginning of the Policy
Version                    month which follows
                           your original maturity
                           date
--------------------------------------------------------------------------------------------------------
Maturity Extension Death
Benefit Version

   Initial Charge          Monthly beginning 9      $30 per $1,000 of net      $5 per $1,000 of net
                           years before your        amount at risk             amount at risk
                           original maturity date   attributable to the        attributable to the
                                                    Policy (without any        Policy (without any
                                                    riders)                    riders)
.........................................................................................................
   Administrative Charge   Monthly, at the          $10                        $0
                           beginning of the Policy
                           month which follows
                           your original maturity
                           date
--------------------------------------------------------------------------------------------------------
Spouse Term

   Minimum charge - for a  Monthly at the           $0.07 per $1,000 of rider  $0.01 per $1,000 of rider
   15 year old female,     beginning of each        coverage                   coverage
   standard non-tobacco    Policy month
.........................................................................................................
   Maximum charge - for a  Monthly at the           $83.33 per $1,000 of       $83.33 per $1,000 of
   75 year old male,       beginning of each        rider coverage             rider coverage
   standard tobacco        Policy month
.........................................................................................................
   Example charge - for a  Monthly at the           $0.22 per $1,000 of rider  $0.14 per $1,000 of rider
   38 year old male,       beginning of each        coverage                   coverage
   preferred non-tobacco    Policy month
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                             Periodic Charges (optional benefit riders only)
--------------------------------------------------------------------------------------------------------
Optional Benefit Rider
Charges                    When Charge is Deducted  Maximum Guaranteed Charge  Current Charge
--------------------------------------------------------------------------------------------------------
Terminal Illness Rider     At time of claim         $250 plus interest         $150 plus interest
--------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction

   Minimum Charge - for a  Monthly, at the          $0.02 per $1,000 of net    $0.02 per $1,000 of net
   36 year old             beginning of each        amount at risk             amount at risk
                           Policy month             attributable to the base   attributable to the base
                                                    Policy                     Policy

   Maximum Charge - for a  Monthly, at the          $0.40 per $1,000 of net    $0.40 per $1,000 of net
   59 year old             beginning of each        amount at risk             amount at risk
                           Policy month             attributable to the base   attributable to the base
                                                    Policy                     Policy

   Example Charge - for a  Monthly, at the          $0.05 per $1,000 of net    $0.05 per $1,000 of net
   45 year old             beginning of each        amount at risk             amount at risk
                           Policy month             attributable to the base   attributable to the base
                                                    Policy                     Policy
--------------------------------------------------------------------------------------------------------

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2003. Current and future expenses for the Funds may be higher or lower than those shown.

-------------------------------------------------------------------------------
                          Annual Fund Fees and Expenses
                (expenses that are deducted from the Fund assets)
-------------------------------------------------------------------------------
                   Charge                           Maximum            Minimum
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses for all
of the Funds (expenses that are deducted from
portfolio assets include management fees,
distribution (12b-1) fees, and other
expenses)/1/                                            1.58%              0.29%
-------------------------------------------------------------------------------

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Policy prospectus.

----------

     /1/ Currently 8 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2005. The impact of contractual reimbursements or fee waivers is as follows:

-------------------------------------------------------------------------------
                   Charge                           Maximum            Minimum
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses for all
of the Funds After Contractual Reimbursement
or Fee Waiver                                           1.27%              0.29%
-------------------------------------------------------------------------------

                               GENERAL INFORMATION

American General Life Insurance Company

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 68 separate "divisions," 50 of which correspond to the 50 variable "investment options" available under the Policy. The remaining 18 divisions, and some of these 50 divisions, represent investment options available under other variable life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AGL's addresses under "Contact Information" on page 4.

     General. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 4.

     You must make the following requests in writing (unless you are permitted to make the requests by telephone. See "Telephone transactions" on page 19):

     .    transfer of accumulation value;

     .    loan;

     .    full surrender;

     .    partial surrender;

     .    change of beneficiary or contingent beneficiary;

     .    change of allocation percentages for premium payments;

     .    change of allocation percentages for Policy deductions;

     .    loan repayments or loan interest payments;

     .    change of death benefit option or manner of death benefit payment;

     .    change in specified amount;

     . addition or cancellation of, or other action with respect to any benefit riders;

     .    election of a payment option for Policy proceeds;

     .    tax withholding elections; and

     .    telephone transaction privileges.

     You should mail or express these requests to the Administrative Center address shown under "Contact Information" on page 4. You should also communicate notice of the insured person's death, and related documentation, to our Administrative Center address.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone transfer. Also, if, due to malfunction or other circumstances, your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

Variable Investment Options

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. You may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the Funds with a footnote 1 next to their name. For these Funds, whose name does not describe their type, we provide that information immediately following the table. Fund sub-advisers are shown in parenthesis.

--------------------------------------------------------------------------------------------------------
            Variable Investment Options                  Investment Adviser (sub-adviser, if applicable)
--------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I shares    A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Series I shares          A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio - Class O
 Shares/1/                                              Fred Alger Management, Inc.
--------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O        Fred Alger Management, Inc.
 Shares
--------------------------------------------------------------------------------------------------------
American Century VP Value Fund                          American Century Investment Management, Inc.
--------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio                Credit Suisse Asset Management, LLC
--------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial shares      The Dreyfus Corporation
--------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing Leaders Portfolio - Initial
 shares/1/                                              The Dreyfus Corporation
--------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial shares     The Dreyfus Corporation
--------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager/SM/ Portfolio - Service      Fidelity Management & Research Company
 Class 2/1/                                             (FMR Co., Inc.)
                                                        (Fidelity Management & Research (U.K.) Inc.)
                                                        (Fidelity Management & Research (Far East) Inc.)
                                                        (Fidelity Investments Money Management, Inc.)
                                                        (Fidelity Investments Japan Limited)
--------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service          Fidelity Management & Research Company
 Class 2/1/                                             (FMR Co., Inc.)
                                                        (Fidelity Management & Research (U.K.) Inc.)
                                                        (Fidelity Management & Research (Far East) Inc.)
                                                        (Fidelity Investments Japan Limited)
--------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service          Fidelity Management & Research Company
 Class 2                                                (FMR Co., Inc.)
--------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2         Fidelity Management & Research Company
                                                        (FMR Co., Inc.)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

                                       19           (Footnote begins on page 20)

--------------------------------------------------------------------------------------------------------
            Variable Investment Options                  Investment Adviser (sub-adviser, if applicable)
--------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2        Fidelity Management & Research Company

                                                        (FMR Co., Inc.)
                                                        (Fidelity Management & Research (U.K.) Inc.)
                                                        (Fidelity Management & Research (Far East) Inc.)
                                                        (Fidelity Investments Japan Limited)
--------------------------------------------------------------------------------------------------------
Franklin Templeton Foreign Securities Fund - Class 2    Templeton Investment Counsel, LLC
--------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares Securities Fund -
 Class 2/1/                                             Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Value Securities Fund -    Franklin Advisory Services, LLC
 Class 2
--------------------------------------------------------------------------------------------------------
Franklin Templeton U.S. Government Fund - Class 2       Franklin Advisers, Inc.
--------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio - Service    Janus Capital
 Shares
--------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio - Service Shares   Janus Capital
--------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service        Janus Capital
 Shares
--------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio                        J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio                        J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------------------------------
MFS(R) Capital Opportunities Series - Initial Class     Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------
MFS(R) Emerging Growth Series - Initial Class           Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series/1/ - Initial Class          Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------
MFS(R) Research Series  - Initial Class                 Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio           Neuberger Berman Management Inc.
--------------------------------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA/1/                         OppenheimerFunds, Inc.
--------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                   OppenheimerFunds, Inc.
--------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative        Pacific Investment Management Company LLC
 Class
--------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class   Pacific Investment Management Company LLC
--------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative       Pacific Investment Management Company LLC
 Class
--------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB            Putnam Investment Management, LLC
--------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB             Putnam Investment Management, LLC
--------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund -        Putnam Investment Management, LLC
 Class IB
--------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio - Class 1        AIG SunAmerica Asset Management Corp.
 Shares
--------------------------------------------------------------------------------------------------------
SunAmerica Balanced Portfolio - Class 1 Shares          AIG SunAmerica Asset Management Corp.
--------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I                   Morgan Stanley Investment Management Inc.
                                                        (d/b/a Van Kampen)
--------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I                      Morgan Stanley Investment Management Inc.
                                                        (d/b/a Van Kampen)
--------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                 VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                          VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                         VALIC (AIG SunAmerica Asset Management Corp.)
--------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R) Index Fund                    VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund                   VALIC (T. Rowe Price Associates, Inc.)
--------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                        VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund                            VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I    Van Kampen Asset Management
--------------------------------------------------------------------------------------------------------
Vanguard High Yield Bond Portfolio                      Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------------
Vanguard REIT Index Portfolio                           The Vanguard Group
--------------------------------------------------------------------------------------------------------

----------

/1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is equity growth.
     The Fund type for Dreyfus VIF Developing Leaders Portfolio - Initial shares is small cap.
     The Fund type for Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2 is high return.
     The Fund type for Fidelity VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.
     The Fund type for Franklin Templeton Mutual Shares Securities Fund - Class 2 is capital appreciation.
     The Fund type for MFS New Discovery Series is small cap growth.
     The Fund type for Oppenheimer Balanced Fund/VA is total return.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses, which accompany this prospectus. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 42.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 46. The "daily charge" described on page 43 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account or our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 3%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Illustrations

     We may provide illustrations for death benefit, accumulation value, and cash surrender value based on hypothetical rates of return that are not guaranteed. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selections of death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year.

                                 POLICY FEATURES

Age

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age.

Death Benefits

     Your specified amount of insurance. In your application to buy a Platinum Investor FlexDirector Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 4% of the specified amount. We also guarantee a death benefit for a specified period equal to either the specified amount or the sum of the specified amount and the Policy's accumulation value (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page 27. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

     Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance-(See "Monthly insurance charge" on page 44.)

     Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued.

     You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     . Option 3-- The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

     See "Partial surrender" on page 37 for more information about the effect of partial surrenders on the amount of the death benefit.

     Under either Option 2 or Option 3, your death benefit will tend to be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under either Option 2 or Option 3.

     Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

     If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, so long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

     The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

     If you selected death benefit Option 1, Option 2 or Option 3, at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

     Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to a level where the required minimum death benefit becomes applicable. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

     If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. (This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.)

     If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 25 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The example is for a male.

-----------------------------------------------------------------------
                      APPLICABLE PERCENTAGES UNDER
                      ----------------------------
                      CASH VALUE ACCUMULATION TEST
                      ----------------------------
                              (for a male)

Insured
Person's
Age         40     45     50     55     60     65     70     75     99

%           344%   294%   252%   218%   191%   169%   152%   138%   104%
-----------------------------------------------------------------------

     If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older.

     The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 to 95 are set forth in the following table.

-----------------------------------------------------------------------
                      APPLICABLE PERCENTAGES UNDER
                      ----------------------------
                         GUIDELINE PREMIUM TEST
                         ----------------------

Insured
Person's
Age         40     45     50     55     60     65     70     75     95+

%           250%   215%   185%   150%   130%   120%   115%   105%   100%
-----------------------------------------------------------------------

     Your Policy calls the multipliers used for each test the "Cash Value Corridor Rate."

     Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $100,000 and at least 4% of the total must be base coverage when you purchase the Policy.

     Generally, if we assess less than the maximum guaranteed charges described in the prospectus and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value and cash surrender value. In the later Policy years, generally the effect of choosing more base coverage, rather than supplemental coverage, is to provide a higher percentage of accumulation value and cash surrender value.

     You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

     .    Supplemental coverage has no surrender charges;

     . The monthly insurance charge for supplemental coverage is always equal to or less than the monthly insurance charge for an equivalent amount of base coverage; and

     . We collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage for 10 years, as opposed to seven years for base coverage.

     You can change the percentage of base coverage when you increase the specified amount, but at least 4% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. The percentage that your base and supplemental coverages represent of your specified amount will change whenever you decrease the initial specified amount because we will first decrease your supplemental coverage, down to zero if necessary, and then decrease your base coverage. However, following an increase in the initial specified amount, if you then decrease the specified amount, we will first decrease the coverage you had increased, and then decrease your initial supplemental coverage. For instance:

     . if your initial Policy has $1,000,000 of specified amount with $250,000 of base coverage and $750,000 of supplemental coverage; and

     . you increase your specified amount to $1,250,000 by adding $250,000 to your initial base coverage of $250,000; and

     .    you later decrease your specified amount to $600,000; then we will

               . first decrease your base coverage by $250,000 down to $250,000; and
               . second, decrease your supplemental coverage by $400,000 down to $350,000.

     A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

     You can use the mix of base and supplemental coverage to emphasize your own objectives. For instance you may want to maximize your Policy's accumulation value in its later years. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. On the other hand, if you are more comfortable with lower surrender charges in the early years of your Policy, then you may want a higher percentage of supplemental coverage-Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

Premium Payments

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $50. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period expires, as discussed on page 29, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 48. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 31).

     Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 4 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center.

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 27) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 6.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

     Monthly guarantee premiums. Your Policy includes a guarantee period benefit. This means that your Policy and any benefit riders you have selected will not lapse as long as you have paid the required monthly guarantee premiums. If you pay these guarantee premiums, your Policy will not lapse even if your policy's cash surrender value has declined to zero.

     There is no difference in the calculation of Policy values and death benefits between a Policy that has a guarantee period benefit and a Policy that does not. This is true whether or not the guarantee period benefit is active and keeping the Policy from lapsing.

     Some states require variations in the terms of the guarantee period benefit or prohibit its availability. Where available, there is no charge for this benefit. It is only available with death benefit Options 1 and 2.

     There are two levels of the guarantee period benefit:

     . a short term guarantee for a maximum of the first 20 Policy years, ending no later than the Policy anniversary nearest the insured person's 80/th/ birthday; and

     .    a long term guarantee ending at the insured person's age 100.

     Page 3 of your Policy will specify a "Monthly Guarantee Premium" (if your Policy is eligible for the short term guarantee) and an "Age 100 Monthly Guarantee Premium." Depending on the level of guarantee you want to retain, you must pay the applicable guarantee premium.

     The short term guarantee is available for any Policy with death benefit Option 1 or 2 and the insured person is no older than 70 when the Policy is issued. For example, if the insured person is older than 60 and no older than 70 when the Policy is issued, the short term guarantee ends on the Policy anniversary nearest the insured person's 80/th/ birthday. If the insured person is 71 or older when the Policy is issued, the short term guarantee is not available; instead, the long term guarantee begins when the Policy is issued, but only if you have selected death benefit Option 1 or 2.

     Here are the terms and conditions of both levels of our guarantee period benefit:

     . On the first day of each Policy month that you are covered by either level of guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

     . If the cash surrender value (we use your accumulation value less loans during your first five Policy years) is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

     . If the monthly guarantee premium requirement is met, the Policy will not lapse.

     . After the end of the short term guarantee period (or after the end of the first five Policy years of your long term guarantee benefit if your Policy is issued without a short term guarantee), the monthly guarantee premium requirement must be met each month. We will notify you whenever your monthly guarantee premium requirement is not met, and give you the opportunity to pay the amount necessary to preserve your long term guarantee. Otherwise, the guarantee period benefit will terminate and cannot be reinstated.

     . During the short term guarantee period (or the first five Policy years if your Policy is issued without a short term guarantee), we will notify you whenever your Policy enters a grace period and advise you of the minimum amount of premium you must pay to prevent the Policy from lapsing. (See "Policy Lapse and Reinstatement" on page 47.)

     . If the long term guarantee period benefit terminates and the cash surrender value is insufficient, the Policy will lapse unless you then pay the amount necessary to keep the Policy from lapsing. However, the guarantee period benefit will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

     The length of time you are covered by the guarantee period benefit varies on account of only the insured person's age at the Policy's date of issue.

     Whenever you increase or decrease your specified amount, change death benefit Options or add or delete a benefit rider, we calculate a new monthly guarantee premium. These changes will not affect the guarantee period benefit then in effect, if any. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center for this purpose.

     . For increases in the specified amount, the new monthly guarantee premium is calculated based on the amount of the increase.

     . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

     . For the addition of a benefit rider, the new monthly guarantee premium will be increased.

     . For the deletion of a benefit rider, the new monthly guarantee premium will be decreased accordingly.

     Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown on page 4 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a year are free of charge. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. We will charge you $25 for each additional transfer. You may make transfers from or to the variable investment options at any time. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

     . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

     . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

     Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 41.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually.

     We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 33.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the money market investment option becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Market timing. The Policies are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We monitor the Policies to determine if

     . An exchange out of an investment option occurs within two calendar weeks of an earlier exchange into that same investment option; or

     . Exchanges into or out of the same investment option occur more than twice in any one calendar quarter.

     If either of the above transactions occurs, we will suspend such Policy owner's telephone, same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior

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notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a phone call from our Administrative Center to inform you that effective immediately, your telephone, same day or overnight delivery transfer privileges have been suspended. The Policy suspension will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

Changing the Specified Amount of Insurance

     Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

     . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

     . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor FlexDirector Policy; and

     .    applies for the 10 Policy years following the increase.

     Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in specified amount for the first seven years following the increase and to the increase in your supplemental coverage portion of the increase in specified amount for the first 10 Policy years following the increase.

     You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 4% of the total specified amount after the increase.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

     .    $100,000; and

     . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

     We will apply a reduction in your initial specified amount first against your supplemental coverage, down to zero if necessary, and then against your base coverage. However, after any specified amount increases, a decrease in specified amount will be applied first against the amount of base or supplemental coverage by

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

which your specified amount was increased, then against any remaining supplemental coverage, and finally against the remaining base coverage. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in specified amount will not reduce the monthly charges per $1,000 of base coverage or supplemental coverage, or the amount of time for which we assess these charges. Decreases in coverage are discussed in greater detail under "Base coverage and supplemental coverage" beginning on page 25.

Changing Death Benefit Options

     Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

     Option 1 to Option 2;
     Option 2 to Option 1; or
     Option 3 to Option 1.

     No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Changing the Specified Amount of Insurance
          - Decrease in Coverage" on page 31. We will not charge a surrender charge for this reduction in specified amount. The monthly charge per $1000 of coverage and the cost of insurance rates will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1000 of coverage and the cost of insurance rates will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

     . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of coverage and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 48 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

     Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of the guarantee period benefit, so that if you pay certain prescribed amounts of premiums,

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

we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 27.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

     We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

     Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 4 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for this Policy.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

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

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise your right to return your Policy described under "Free look period" on page 29 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

Riders

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to

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

our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. You can purchase this rider only at the time we issue your Policy.

     . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider only at the time we issue your Policy.

     . Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

               The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

               The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

               We will charge you the following amounts under the death benefit version

               . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

               . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

               Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will receive no benefit.

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

               Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

               There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, new loans, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 43. Once you have exercised your right to extend your original maturity date, you cannot revoke it. You can, however, surrender your Policy at any time.

               Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy.

     . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus an administrative fee (not to exceed $250), plus interest on these amounts to the next Policy anniversary becomes a "lien" against the Policy. A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date.

     . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change on account of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy.

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

Tax Consequences of Additional Rider Benefits.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
48. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 23. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 42.

Telephone Transactions

     See page 19 for information regarding telephone transactions.

Withdrawing Policy Investments

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value."

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $100,000.

     If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $0. We will take any such reduction in specified amount in accordance with the description found under "Changing the Specified Amount of Insurance" on page 31. We also deduct any remaining surrender charge that is associated with any portion of your Policy's base amount of coverage that is canceled.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Exchange of Policy in certain states. Certain states require that a policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less our estimate of three month's charges and less the interest that will be payable on your loan through your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable through your next Policy anniversary. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

     Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We will always credit your preferred loan collateral amount at a guaranteed effective annual rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

     .    will never exceed an effective annual rate of 4.25%.

     Because we first began offering the Policies in the year 2004, we have not yet declared a preferred loan interest rate we charge.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Additional Benefit Riders-Riders-Maturity Extension Rider," on page 35.

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

     Tax considerations. Please refer to "Federal Tax Considerations" on page 48 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which will result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days of full surrender or the maturity date.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

     Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 2%.

     Change of payment option. The payee may give us written instructions to change any payment option the payee has elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     .    the NYSE is closed (other than weekend and holiday closings);

     .    trading on the NYSE is restricted;

     . an emergency exists (as determined by the SEC or other appropriate regulatory authority) such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

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

     .    the SEC by order so permits for the protection of Policy owners.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

          (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

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

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations:

     Underwriting and premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be: preferred plus non-tobacco, preferred non-tobacco, standard non-tobacco, preferred tobacco, standard tobacco, special non-tobacco, special tobacco, juvenile and special juvenile. Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Each premium class is described in your Policy.

     Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace another life insurance policy we issued with a Policy. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     Variations in expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

     Premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

     Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

     Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5%. AGL receives this charge to cover sales expenses, including commissions.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge at an effective annual rate of 0.70% of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. Since the Policies were first offered only in the year 2004, the reduction has not yet taken effect under any outstanding Policies. AGL receives this charge to pay for our mortality and expense risks.

     Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies.

     Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first seven Policy years. This monthly charge also applies to the amount of any increase in base coverage during the seven Policy years following the increase. This charge varies according to the amount and the age, gender and premium class of the insured person. The dollar amount of this charge changes with each change in your Policy's base coverage. (We describe your base coverage and specified amount under "Your specified amount of insurance" on page 23 and "Base coverage and supplemental coverage" on page 25.) This charge can range from a maximum of $1.46 for each $1000 of the base coverage portion of the specified amount to a minimum of $0.04 for each $1000 of base coverage. The representative (referred to as "Example" in the Tables of Charges beginning on page 10) charge is $0.23 for each $1000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge; Base Coverage." Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

     Monthly charge per $1,000 of supplemental coverage. This charge works in a similar manner and for a similar purpose as the monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first 10 Policy years. This monthly charge also applies to the amount of any increase in supplemental coverage during the 10 Policy years following the increase. This charge varies according to the amount and the age, gender and premium class of the insured person. The dollar amount of this charge changes with each change in your Policy's supplemental coverage. (See "Your specified amount of Insurance" on page 23 and "Base coverage and supplemental coverage" on page 25.) This charge can range from a maximum of $1.10 for each $1000 of the supplemental coverage portion of the specified amount to a minimum of $0 for each $1000 of supplemental coverage. The representative (referred to as "Example" in the Tables of Charges beginning on page 10) charge is $0 for each $1000 of supplemental coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge; Supplemental Coverage." Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge for the same purpose as the previous charge.

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

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our net amount at risk on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    greater amounts at risk result in a higher monthly insurance charge;
          and

     . higher cost of insurance rates also result in a higher monthly insurance charge.

     Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

     Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health . On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

     Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     AGL receives this charge to fund the death benefits we pay under the Policies.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 34, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

     The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 25 of the Policy. As shown in the Tables of Charges on page 10, the maximum surrender charge is $49 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $3 per $1,000 of the base coverage (or any increase in the base coverage). The representative (referred to as "Example" in the Tables of Charges) surrender charge is $23 per $1,000 of base coverage (or any increase in the base coverage).

     The surrender charge decreases on an annual basis beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

     We are permitted to not charge some or all of the surrender charges under certain limited circumstances, according to the terms of a Policy endorsement.

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 37 and "Change of death benefit option" on page 32.

     For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. The older and the greater health risk the insured person is when the Policy is issued, the more premium we need to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

     Policy loans. We will charge you interest on any loan at an effective annual rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an effective annual rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 37.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 46.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

     General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. The charges remain constant over the life of each Policy we issue; we reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Gender neutral Policies. Our cost of insurance charge rates in Montana will not be greater than the comparable male rates illustrated in this prospectus.

     Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. We offer Platinum Investor FlexDirector Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 42 under "Premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on page 19 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will also be reduced by certain charges that we deduct. We describe these charges beginning on page 42 under "Charges Under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 4).

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 46. The "daily charge" described on page 43 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from AGL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you in a letter and give you a grace period of 61 days to pay an amount of premium that we determine will cover estimated monthly charges for three months to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to "reinstate" your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy reinstated, you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated. Oregon residents must reinstate within three years.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract,"as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

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

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     The Company will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. The premium payments and any death benefits to be paid under any term insurance rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, a term rider may be determined to constitute a "qualified additional benefit" as that term is defined in Section 7702 of the Code. The death benefit to be paid under a rider that is a "qualified additional benefit" will not be treated as a future benefit of the Policy for tax purposes. The premium payments for the same rider, however, will be treated as future benefits for purposes of compliance with
Section 7702. You should consult a qualified tax adviser regarding any term rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.)

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

During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 591/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1.5 million for decedents dying in 2004. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1.5 million in 2004. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

     The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining P.S. 58 costs are currently provided under Notice 2002-8, I.R.B. 2002-4.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

     Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. Congress passed tax legislation on May 26, 2001 which modified existing estate tax law. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL and the Separate Account can be found in the SAI. Please see the back cover of this prospectus for information on how to obtain a copy of the SAI.

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                         -----------
accumulation value................................................             7

Administrative Center.............................................             4

automatic rebalancing.............................................            30

base coverage.....................................................            25

basis.............................................................            49

beneficiary.......................................................            40

cash surrender value..............................................             6

cash value accumulation test......................................            24

close of business.................................................            33

Code..............................................................            34

cost of insurance rates...........................................            44

daily charge......................................................            43

date of issue.....................................................            33

death benefit.....................................................             5

dollar cost averaging.............................................            30

fixed account.....................................................             1

full surrender....................................................             6

grace period......................................................             8

guarantee period benefit..........................................            23

guideline premium test............................................            24

insured person....................................................             1

investment options................................................             1

lapse.............................................................             8

loan (see "Policy loans" in this index)...........................            37

loan interest.....................................................            38

maturity date.....................................................            38

modified endowment contract.......................................            48

monthly deduction days............................................            33

monthly guarantee premiums........................................            27

monthly insurance charge..........................................            44

net amount at risk................................................            12

Option 1, Option 2 and Option 3...................................             5

partial surrender.................................................            37

payment options...................................................            39

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------------------------------------------------------------   -----------
planned periodic premiums.........................................       27

Policy loans......................................................       37

Policy month, year................................................       33

preferred loans...................................................       38

premium class.....................................................       42

premium payments..................................................       26

reinstate, reinstatement..........................................       47

required minimum death benefit....................................       24

required minimum death benefit percentage.........................       24

Separate Account VL-R.............................................       17

seven-pay test....................................................       48

specified amount..................................................        5

supplemental coverage.............................................       25

telephone transactions............................................       19

transfers.........................................................        6

valuation date....................................................       33

valuation period..................................................       33

variable investment options.......................................       19

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG American General                                       Privacy Notice

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

  . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

     -    Given to us on applications or other forms;

     -    About transactions with us, our affiliates, or third parties;

     - From others, such as credit reporting agencies, employers, and federal and state agencies.

  . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

  . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

  . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

  . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

  . We do not share Nonpublic Personal Information about you except as allowed by law.

  . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

     (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

     (ii) other organizations with which we have joint marketing agreements as permitted by law.

  . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

  . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

  . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

  .  You will be notified if our privacy policy changes.

  .  Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS GIVEN TO YOU FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY: Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona

AGLC0375-MLR REV0304                 (C) 2004 American International Group, Inc.
                                                            All rights reserved.

[LOGO OF AIG AMERICAN GENERAL]

For additional information about the Platinum Investor(R) FlexDirector/SM/ Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 3, 2004. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor FlexDirector Policies, including, personalized illustrations of death benefits, cash surrender values, and cash values is available, without charge, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Policies issued by:
American General Life Insurance Company
A member company of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor FlexDirector Flexible Premium Variable Life Insurance Policy Form Number 03601

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are solely its responsibility. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2004 American International Group, Inc.               ICA File No. 811-08561
All rights reserved.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL-R

                    PLATINUM INVESTOR(R)FLEXDIRECTOR(SM)

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

   TELEPHONE: 1-888-325-9315; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5258

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 3, 2004

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 3, 2004, describing the Platinum Investor FlexDirector flexible premium variable life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the Policy prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Terms used in this SAI have the same meanings as are defined in the Policy prospectus.

                          TABLE OF CONTENTS

GENERAL INFORMATION ......................................................   3

AGL ......................................................................   3
Separate Account VL-R ....................................................   3

SERVICES .................................................................   3

DISTRIBUTION OF THE POLICIES .............................................   4

PERFORMANCE INFORMATION ..................................................   5

ADDITIONAL INFORMATION ABOUT THE POLICIES ................................   6

    Gender neutral policies ..............................................   6
    Cost of insurance rates ..............................................   6
    Certain arrangements .................................................   6
 More About The Fixed Account ............................................   6
    Our general account ..................................................   6
    How we declare interest ..............................................   6
 Adjustments to Death Benefit ............................................   7
    Suicide ..............................................................   7
    Wrong age or gender ..................................................   7
    Death during grace period ............................................   7

ACTUARIAL EXPERT .........................................................   7

MATERIAL CONFLICTS .......................................................   7

FINANCIAL STATEMENTS .....................................................   8

 Separate Account Financial Statements ...................................   8
 AGL Financial Statements ................................................   8
 Index to Financial Statements ...........................................   9

                               GENERAL INFORMATION
AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, Separate Account VL-R is divided into 64 separate "divisions," 50 of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 50 divisions and the remaining 14 divisions are offered under other AGL policies. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2003, 2002 and 2001, AGL paid AGLC for these services $299,019,857, $99,267,147, and $86,168,095, respectively. Services provided in 2003 increased substantially over previous years.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 100% of the premiums received in the first Policy year up to a "target" amount;

     . 3% of the premiums up to the target amount received in each of Policy years two through 10;

     . 3% of the premiums in excess of the target amount received in each of Policy years one through 10;

     . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years two through 20;

     . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 20; and

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request.

     At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

     The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our subsidiary broker-dealer American General Securities Incorporated and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer policies for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we offer Platinum Investor FlexDirector Policies on both a gender-neutral and a sex-distinct basis.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Certain arrangements. Most of the advisers or administrators of the Mutual Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts are paid by the advisers or the administrators, and will not be paid by the Mutual Funds, the options or Policy owners.

More About The Fixed Account

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 3%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our Separate Account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options not credited to Policies in the same proportion as votes cast by owners.

                              FINANCIAL STATEMENTS

     In 2002, due to AIG's acquisition of AGL and its affiliated companies, AGL changed its independent auditor from Ernst & Young LLP ("E&Y") located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 to PricewaterhouseCoopers LLP ("PWC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PWC as its corporate-wide auditing firm.

Separate Account Financial Statements

     We have not included any Separate Account financial statements in this SAI because as of the date of this SAI, none of the assets of the Separate Account were attributable to the Policies.

AGL Financial Statements

     The consolidated balance sheets of AGL as of December 31, 2003 and 2002 and the related statements of income, shareholder's equity, comprehensive income and cash flows for the two years ended December 31, 2003, appearing herein, have been audited by PWC, independent auditors, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

     This SAI does not contain any financial statements of AGL for 2001. Due to the merger of The Old Line Life Insurance Company of America into AGL effective March 31, 2003 (see Note 1 to the AGL Consolidated Financial Statements), it was determined that the preparation of restated 2001 financial statements of AGL giving effect to the merger, as required by GAAP, was impracticable. Accordingly, the SEC staff has granted us a waiver from the requirement to present the 2001 amounts in this filing.

Index to Financial Statements

AGL 2003 Consolidated Financial Statements                                                                Page
------------------------------------------                                                               -------
You should consider the financial statements of AGL that we include in this SAI primarily as bearing on the ability of AGL to meet its obligations under the
Policies

Report of PricewaterhouseCoopers LLP, Independent Auditors ...........................................    F-1
Consolidated Balance Sheets as of December 31, 2003 and 2002 .........................................    F-2
Consolidated Statements of Income for the years ended December 31, 2003 and 2002 .....................    F-4
Consolidated Statements of Shareholder's Equity for the years ended
     December 31, 2003 and 2002 ......................................................................    F-5
Consolidated Statements of Comprehensive Income for the years ended
     December 31, 2003 and 2002 ......................................................................    F-6
Consolidated Statements of Cash Flows for the years ended December 31, 2003 and 2002 .................    F-7
Notes to Consolidated Financial Statements ...........................................................    F-9

[LOGO OF PRICEWATERHOUSECOOPERS LLP]
================================================================================

                                                  PricewaterhouseCoopers LLP
                                                  Suite 2900
                                                  1201 Louisiana St.
                                                  Houston TX 77002-5678
                                                  Telephone (713) 356 4000

                         Report of Independent Auditors

To the Board of Directors and Shareholder
American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets as of December 31, 2003 and 2002 and the related consolidated statements of income, shareholder's equity, comprehensive income, and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and subsidiaries (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets as of January 1, 2002.

/s/ PRICEWATERHOUSECOOPERS LLP
-------------------------------


Houston, Texas
April 14, 2004

                     American General Life Insurance Company

                           Consolidated Balance Sheets

                                                                                 December 31
                                                                          -------------------------
                                                                              2003          2002
                                                                          -------------------------
                                                                                (In Thousands)

Assets
Investments:
   Fixed maturity securities, available for sale, at fair value
      (amortized cost - $43,133,011 - 2003; $39,509,415- 2002)            $45,349,130   $41,075,428
   Fixed maturity securities, trading securities, at fair value
      (amortized cost - $52,000 - 2003)                                        58,953            --
   Equity securities, at fair value (cost - $93,182 - 2003; $106,611
      - 2002)                                                                  98,523        88,597
   Equity securities, trading securities (cost - $7,000 - 2003)                10,000            --
   Mortgage loans on real estate, net of allowance ($7,124 - 2003;
      $10,945 - 2002)                                                       2,953,495     2,799,436
   Policy loans                                                             1,705,891     1,700,487
   Investment real estate                                                      44,543        44,331
   Other long-term investments                                              1,895,974       761,341
   Separate account seed money (cost - $90,670 - 2003; $90,000 - 2002)         91,670        74,000
   Securities lending collateral                                            4,451,135     3,216,000
   Short-term investments                                                     112,440       315,757
   Derivatives assets                                                           9,560        30,732
                                                                          -------------------------
Total investments                                                          56,781,314    50,106,109

Cash                                                                          297,209        93,943
Restricted Cash                                                                88,781            --
Investment in ultimate Parent Company (cost - $8,597 in 2003
   and 2002)                                                                   53,697        46,867
Notes receivable from affiliates                                              537,241       493,677
Indebtedness from affiliates                                                   19,756        21,223
Accrued investment income                                                     651,815       626,681
Accounts receivable                                                         1,023,451       867,788
Deferred policy acquisition costs/cost of insurance purchased               3,250,287     3,129,162
Property and equipment                                                         61,893        96,627
Other assets                                                                  314,685       429,013
Assets held in separate accounts                                           22,930,750    17,317,645
                                                                          -------------------------
Total assets                                                              $86,010,879   $73,228,735
                                                                          =========================

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                           Consolidated Balance Sheets

                                                                                 December 31
                                                                          -------------------------
                                                                              2003          2002
                                                                          -------------------------
                                                                                (In Thousands)

Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits                                                 $ 7,898,915   $ 6,818,132
   Policyholder contract deposits                                          36,559,454    34,194,958
   Other policy claims and benefits payable                                   273,008       145,388
   Other policyholders' funds                                               2,204,767     1,865,441
   Federal income taxes                                                     1,104,182       815,101
   Indebtedness to affiliates                                                 362,749            --
   Securities lending payable                                               4,451,135     3,216,000
   Other liabilities                                                        1,240,035     1,656,308
   Derivative liabilities                                                      27,165            --
   Liabilities related to separate accounts                                22,930,750    17,317,645
                                                                          -------------------------
Total liabilities                                                          77,052,160    66,028,973

Minority interest                                                              96,741            --

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized, issued,
      and outstanding                                                             850           850
   Common stock, $10 par value, 600,000 shares authorized, issued, and
      outstanding                                                               6,000         6,000
   Additional paid-in capital                                               3,507,238     3,167,462
   Accumulated other comprehensive income                                   1,097,788       736,299
   Retained earnings                                                        4,250,102     3,289,151
                                                                          -------------------------
Total shareholder's equity                                                  8,861,978     7,199,762

                                                                          -------------------------
Total liabilities and shareholder's equity                                $86,010,879   $73,228,735
                                                                          =========================

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                        Consolidated Statements of Income

                                                           2003         2002
                                                        -----------------------
                                                              (In Thousands)

Revenues:
   Premiums and other considerations                    $2,403,951   $2,138,833
   Net investment income                                 3,288,686    3,054,530
   Net realized investment losses                          (56,779)    (295,344)
   Other                                                   175,663      175,528
                                                        -----------------------
Total revenues                                           5,811,521    5,073,547

Benefits and expenses:
   Policyholders' benefits                               1,544,535    1,284,087
   Interest credited                                     2,039,015    2,051,698
   Operating costs and expenses                            939,785      753,033
                                                        -----------------------
Total benefits and expenses                              4,523,335    4,088,818
                                                        -----------------------
Income before income tax expense                         1,288,186      984,729

Income tax expense:
   Current                                                 250,906      107,502
   Deferred                                                 75,649       64,917
                                                        -----------------------
Total income tax expense                                   326,555      172,419
                                                        -----------------------

Net income                                              $  961,631   $  812,310
                                                        =======================

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                 Consolidated Statements of Shareholder's Equity

                                                         Year ended December 31
                                                        -----------------------
                                                           2003         2002
                                                        -----------------------
                                                             (in Thousands)

Preferred stock:
   Balance at beginning and end of year                 $      850   $      850
                                                        -----------------------

Common stock:
   Balance at beginning  and end of year                     6,000        6,000
                                                        -----------------------

Additional paid-in capital:
   Balance at beginning of year                          3,167,462    2,691,492
   Capital contribution from Parent Company                339,776      475,970
                                                        -----------------------
Balance at end of year                                   3,507,238    3,167,462

Accumulated other comprehensive income:
   Balance at beginning of year                            736,299      175,507
   Change in net unrealized investment gains
      during year net of reclassification                  405,943      557,525
   Change in hedging activities during year                (44,454)       3,267
                                                        -----------------------
Balance at end of year                                   1,097,788      736,299

Retained earnings:
   Balance at beginning of year                          3,289,151    2,922,422
   Net income                                              961,631      812,310
   Dividends paid                                             (680)    (445,581)
                                                        -----------------------
Balance at end of year                                   4,250,102    3,289,151
                                                        -----------------------
Total shareholder's equity                              $8,861,978   $7,199,762
                                                        =======================

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                 Consolidated Statements of Comprehensive Income

                                                            2003         2002
                                                         -----------------------
                                                              (in Thousands)

Net income                                               $  961,631   $  812,310
Other comprehensive income:
   Gross change in unrealized gains (losses) on
      securities (pretax: 2003 - $549,834; 2002 -
      $720,641)                                             357,392      468,416
   Hedging activities (pretax: 2003 - $(68,391);
      2002 - $5,025)                                        (44,454)       3,267
   Reclassification adjustment for losses included
      in net income                                          48,551       89,109
                                                         -----------------------
   Other comprehensive income                               361,489      560,792
                                                         -----------------------
Comprehensive income                                     $1,323,120   $1,373,102
                                                         =======================

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                      Consolidated Statements of Cash Flows

                                                                     2003           2002
                                                                 ---------------------------
                                                                       (in Thousands)

Operating activities
Net income                                                       $    961,631   $    812,310
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Change in accounts receivable                                  (155,662)        (3,438)
      Change in future policy benefits and other policy claims      2,255,284      3,148,281
      Amortization of policy acquisition costs and cost of
         insurance purchased                                          311,029        165,269
      Policy acquisition costs deferred                              (583,939)      (466,779)
      Change in other policyholders' funds                            339,326         62,893
      Provision for deferred income tax expense                       267,645        357,510
      Depreciation and amortization, including premiums and
         discounts                                                    170,474        150,310
      Change in indebtedness to (from) affiliates                     320,652         68,133
      Change in amounts payable to brokers                           (614,174)       384,634
      Change in trading securities                                    (68,953)            --
      Change in restricted cash                                       (88,781)            --
      Net loss on sale of investments                                 315,144        422,536
      Other, net                                                      522,312         35,272
                                                                 ---------------------------
Net cash provided by operating activities                           3,951,988      5,136,931

Investing activities
Purchases of :
      Fixed maturity and equity securities                        (34,541,457)   (34,652,736)
      Mortgages                                                      (443,541)      (286,385)
      Other long-term investments                                 (14,902,823)   (17,511,338)
Sales of:
      Fixed maturity and equity securities                         31,495,361     32,155,688
      Mortgages                                                       291,851        236,727
      Other long-term investments                                  13,862,846     15,080,395
Sales and purchases of property, equipment, and
   software, net                                                   (1,056,323)       (23,816)
                                                                 ---------------------------
Net cash used in investing activities                              (5,294,086)    (5,001,465)

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                                                            2003         2002
                                                         ----------------------
                                                             (in Thousands)
Financing activities
Net policyholder account deposits/withdrawals             1,206,268     277,303
Dividends paid                                                 (680)   (445,581)
Capital contribution from parent                            339,776      28,000
Other                                                            --      (1,289)
                                                         ----------------------
Net cash provided by (used in) financing activities       1,545,364    (141,567)
                                                         ----------------------
Increase (decrease) in cash                                 203,266      (6,101)
Cash at beginning of year                                    93,943     100,044
                                                         ----------------------
Cash at end of year                                      $  297,209   $  93,943
                                                         ======================

Interest paid amounted to approximately $2,117,000 and $2,315,000 in 2003 and 2002, respectively. Income taxes paid amounted to approximately $240,802 and $127,376 in 2003 and 2002, respectively.

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                   Notes to Consolidated Financial Statements

                                December 31, 2003

1. Nature of Operations

American General Life Insurance Company ("AGL" or the "Company") is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

Effective December 31, 2002, AGL merged with certain affiliated entities, including The Franklin Life Insurance Company ("The Franklin") and its subsidiary, The American Franklin Life Insurance Company ("AMFLIC"), and All American Life Insurance Company ("All American") and became the surviving entity. Effective March 31, 2003, AGL merged with it's affiliate Old Line Life Insurance Company ("Old Line") and became the surviving entity. Additionally, effective December 31, 2002, AGL's wholly owned life insurance subsidiary, American General Life Insurance Company of New York ("AGNY") was merged with The United States Life Insurance Company in the City of New York, an affiliated entity. These mergers have been accounted for at historical cost in a manner similar to a pooling of interests business combination. Accordingly, the accompanying consolidated financial statements as of and for the years ended December 31, 2003 and 2002 include the financial position, operating results, and cash flows of The Franklin, AMFLIC, All American, Old Line and exclude AGNY.

The Company operates through two divisions: Life Insurance and Retirement Savings. The Life Insurance Division offers a complete portfolio of the standard forms of universal life, variable universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States of America. This Division serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Life Insurance Division, through its subsidiaries American General Life Companies ("AGLC") and American General Enterprise Services ("AGES") also provides support services to certain affiliated insurance companies. The Retirement Savings Division includes the results of the Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

                     American General Life Insurance Company

2. Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

On September 23, 2003, the Company purchased 68 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle Trust") for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle Trust are held by affiliates of the Company. Castle Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle Trust and its wholly owned subsidiaries is limited to buying, owning, leasing and selling a portfolio of commercial jets. In December 2003, the FASB issued a "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN46R") (See Note 2.14). In accordance with FIN46R, Castle Trust has been consolidated in the Company's consolidated financial statements during 2003.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs, and policyholder benefits. Ultimate results could differ from those estimates.

Certain prior year amounts have been reclassified to conform with the current year presentation.

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory capital and surplus at December 31, 2003.

                     American General Life Insurance Company

2.2 Statutory Accounting (continued)

Statutory net income and capital and surplus of the Company at December 31 is as follows:

                                                            2003         2002
                                                         -----------------------
                                                             (in Thousands)

Statutory net income                                     $  115,031   $  530,214
Statutory capital and surplus                            $4,067,314   $3,007,515

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

                     American General Life Insurance Company

                   Notes to Consolidated Financial Statements

2. Accounting Policies (continued)

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2003 and 2002. Unrealized gains (losses), net of deferred taxes, are recorded in accumulated other comprehensive income
(loss), within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security's amortized cost is reduced to its fair value, and the reduction is recorded as a realized loss.

Fixed maturity and equity securities classified as trading securities are carried at market value, as it is the Company's intention to sell these securities in the near future. Unrealized gains and losses are reflected in income currently.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of an allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

                     American General Life Insurance Company

2.4 Investments (continued)

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Other Long-Term Investments

Other long-term investments consist of equity partnerships and other investments not classified elsewhere herein. The equity partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are also carried at fair value and the change in fair value is recorded to investment income, consistent with the equity method of accounting.

Included in other long-term investments are preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent.

As part of the consolidation of Castle Trust (see Note 2.1), included in other long-term investments is an investment in commercial aircrafts totaling $1,033 million, net of accumulated depreciation of $13.9 million. These aircrafts are recorded at cost and depreciated on a straight-line basis over their estimated lives of 25 years from the date of manufacture to a residual value that is 15 percent of the Castle Trust cost. Total depreciation expense for the year ended December 31, 2003 was $13.9 million.

                     American General Life Insurance Company

2.4 Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll repurchase agreements, which involve the sale (delivery) of mortgage-backed securities ("MBS") and the repurchase of substantially the same pool of securities at a specific price in the future. Such transactions typically involve highly-rated government agency securities and are short-term in nature, typically with a period of 30 days. The roll agreements are utilized by the Company as a financing strategy to enhance the return on its MBS portfolio.

At December 31, 2003 and 2002, the Company had no dollar roll agreements outstanding as the Company has historically closed out all dollar roll agreements at year-end.

Investment Income

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

                     American General Life Insurance Company

2.4 Investments (continued)

Investment Income

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

In January 2001, the Emerging Issues Task Force ("EITF") of the FASB issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement changed the accounting requirements for interests in many asset-backed securities and residential mortgage backed securities. EITF 99-20 requires that interest income on securities within its scope be recognized prospectively, with changes in expected future cash flows reflected in reported yields going forward. In addition, if cash flows are expected to decrease, EITF 99-20 may require investors to recognize impairment losses.

Realized Investment Gains

Realized investment gains (losses) are recognized using the specific-identification method and reported in net realized investment gains (losses). Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income as a realized loss for the difference between cost or amortized cost and estimated net fair value.

The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience, the Company's ability and intent to hold the investment until recovery and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or other than temporary. If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is other than temporary, the Company writes down the carrying value of the investment and records a realized loss in the statement of income.

                     American General Life Insurance Company

2.5 Separate Accounts

Separate Accounts are assets and liabilities associated with certain contracts, principally annuities, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain amounts. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statements of income.

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin, is reported as CIP.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 3.00 percent to 9.94 percent.

                     American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP") (continued)

With respect to the Company's variable life and annuity contracts, the assumption for the long-term annual growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the DPAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DPAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

DPAC and CIP are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

2.7 Policy and Contract Claims Reserves

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

                     American General Life Insurance Company

2.7 Policy and Contract Claims Reserves (continued)

Future policy benefits and policyholder contract deposits liabilities were as follows at December 31:

                                                           2003          2002
                                                       -------------------------
                                                             (In Thousands)
Future policy benefits:
   Ordinary life                                         4,337,180     4,326,621
   Group life                                               29,797        24,248
   Group annuities                                          93,072        40,369
   Life contingent annuities                             2,799,407     1,666,570
   Terminal funding                                        414,630       539,409
   Accident and health                                     224,829       220,915
                                                       -------------------------
Total                                                  $ 7,898,915   $ 6,818,132
                                                       =========================
Policyholder contract deposits:
   Annuities                                           $30,891,794   $28,881,490
   Corporate-owned life insurance                          439,088       433,587
   Universal life                                        5,228,572     4,879,881
                                                       -------------------------
Total                                                  $36,559,454   $34,194,958
                                                       =========================

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 2 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 5.75 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 17.0 percent, grading to zero over a

                     American General Life Insurance Company
period of 0 to 20 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 percent and the weighted average rate credited in 2003 was
5.69 percent.

2. Accounting Policies (continued)

2.8 Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company does provide reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts ("SOP 03-01"). GMDB-related variable annuity contract holder benefits were $16.6 million, and $14.2 million for the years ended December 31, 2003, and 2002, respectively.

2.9 Premium Recognition

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

                     American General Life Insurance Company

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Net retained commissions are recognized as income on a trade date basis.

2. Accounting Policies (continued)

2.10 Reinsurance

The Company limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability as the Company remains primarily liable to the policyholder.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.11 Participating Policy Contracts

Participating life insurance accounted for approximately 4 percent of life insurance in force at December 31, 2003.

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $67.9 million and $76.1 million in 2003 and 2002, respectively, and were included in policyholders' benefits.

2.12 Income Taxes

The Company joins in the filing of a consolidated federal income tax return with the Parent Company and its life insurance company subsidiaries. The Company has a written agreement with the Parent Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, the Parent Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, the Parent Company agrees to reimburse the Company for the tax benefits from net losses, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

                     American General Life Insurance Company

2.12 Income Taxes (continued)

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in the fair value of available-for-sale securities are included in the consolidated statements of comprehensive income and accumulated other comprehensive income in shareholder's equity.

2.13 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps.

The Company recognizes all derivatives in the consolidated balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction.

On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge). It is a cash flow hedge if it hedges a forecasted transaction, or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge). The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings, along with the loss or gains on the hedged

                     American General Life Insurance Company
item attributed to the hedged risk. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a cash flow hedge, is recorded in other comprehensive income until earnings are affected by the variability of cash flows.

2. Accounting Policies (continued)

2.13 Derivatives (continued)

The Company documents all relationships between hedging instruments and hedged items, as well as its risk-management objectives and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as hedges to specific assets or liabilities on the balance sheet, or specific firm commitments. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values of hedged items.

During 2003, there were no hedges that were discontinued or otherwise no longer qualify as hedges. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting and any ineffectiveness resulting from hedging activities have been recorded in net realized investment gains (losses).

2.14 Accounting Changes

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" ("FAS 142"). As of January 1, 2002, the Company adopted FAS 142. FAS 142 requires the Company to discontinue the amortization of goodwill in its statements of income. FAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

The assessment of impairment involves a two-step process prescribed in FAS 142; whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. FAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of change in accounting principles. The Company has evaluated the impact of the impairment provisions of FAS 142, and determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance at December 31, 2003.

                     American General Life Insurance Company

2.14 Accounting Changes (continued)

In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN45"). FIN45 requires that, for guarantees within its scope that are issued or amended after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be established and recognized through earnings. FIN45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The adoption of FIN45 did not have a significant impact on the Company's consolidated results of operations or financial condition.

In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. In December 2003, the FASB issued FIN46R.

The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

                     American General Life Insurance Company

2.14 Accounting Changes (continued)

The following VIE activities are not consolidated by the Company under FIN46R:

     i. The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

     ii. The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46R.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). This statement is effective as of January 1, 2004. Under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting. The Company will be required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 will not have a material impact on the Company's separate accounts or separate account seed money.

In addition, SOP 03-01 will require the Company to recognize a liability for guaranteed minimum death benefits and modify certain disclosures and financial statement presentations for these benefits. Management currently expects the one-time cumulative accounting charge upon adoption to approximate $17.4 million after taxes, to be recorded in the first quarter of 2004.

                     American General Life Insurance Company

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                                           2003         2002
                                                        -----------------------
                                                             (In Thousands)

Investment income:
   Fixed maturities                                     $2,983,484   $2,789,590
   Equity securities                                        13,148        2,199
   Mortgage loans on real estate                           240,745      226,329
   Investment real estate                                    8,229       15,303
   Policy loans                                            105,214      102,479
   Other long-term investments                             (35,388)     (69,064)
   Short-term investments                                   18,431       23,078
                                                        -----------------------
Gross investment income                                  3,333,863    3,089,914
Investment expenses                                         45,177       35,384
                                                        -----------------------
Net investment income                                   $3,288,686   $3,054,530
                                                        =======================

The carrying value of investments that produced no investment income during 2003 was less than 0.5 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

Derivative financial instruments did not have a material effect on net investment income in 2003 and 2002. During 2003 and 2002, investment losses from other long-term investments relates to losses associated with various partnership interests.

                     American General Life Insurance Company

3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                             2003         2002
                                                          ---------------------
                                                              (In Thousands)

Fixed maturities:
   Gross gains                                            $ 357,694   $ 398,239
   Gross losses                                            (400,061)   (697,068)
                                                          ---------------------
Total fixed maturities                                      (42,367)   (298,829)
Equity securities                                             2,099        (191)
Derivatives                                                    (735)       (104)
Other long-term investments                                  (9,424)     (6,145)
Other                                                        (6,352)      9,925
                                                          ---------------------
Net realized investment losses before tax                   (56,779)   (295,344)
Income tax benefit                                          (19,873)   (103,370)
                                                          ---------------------
Net realized investment losses after tax                  $ (36,906)  $(191,974)
                                                          =====================

During 2003 and 2002, the Company's realized losses included write-downs of $274 million and $316.9 million, respectively, for certain available for sale fixed maturity investments that experienced declines deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of loss recognition requires the judgement of the Company's management and a continual review of its investments.

                     American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as December 31, 2003 (In thousands):

                      Less than 12 Months        12 Months or More                Total
                    -----------------------   -----------------------   ------------------------

                       Fair      Unrealized     Fair       Unrealized      Fair       Unrealized
                       Value       Losses       Value        Losses        Value        Losses
                    ----------   ----------   ----------   ----------   -----------   ----------
Fixed maturity
   securities       $6,508,726    $156,500    $3,943,337    $229,241    $10,452,063    $385,741
Equity securities       34,963       8,525            --          --         34,963       8,525
                    ----------    --------    ----------    --------    -----------    --------

   Total            $6,543,689    $162,025    $3,943,337    $229,241    $10,487,026    $391,266
                    ==========    ========    ==========    ========    ===========    ========

The determination that a security has incurred an other than temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

                     American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

Fixed maturity and equity securities classified as available-for-sale are reported at fair value. Amortized cost and fair value at December 31, 2003 and 2002 were as follows:

                                                         Gross       Gross
                                         Amortized    Unrealized   Unrealized       Fair
                                           Cost          Gain         Loss         Value
                                        ---------------------------------------------------
                                                          (In Thousands)

December 31, 2003
Fixed maturity securities:
   Corporate securities:
      Investment-grade                  $20,145,794   $1,625,822   $ (73,506)   $21,698,110
      Below investment-grade              3,502,062      188,123    (146,796)     3,543,389
   Mortgage-backed securities*           11,821,766      296,385    (102,944)    12,015,207
   U.S. government obligations              285,458       33,931      (1,932)       317,457
   Foreign governments                      336,692       37,805        (255)       374,242
   State and political subdivisions       3,011,190      173,206     (17,916)     3,166,480
   Collateralized bonds                     416,372       22,705     (10,740)       428,337
   Industrial & miscellaneous             2,344,555      115,894     (24,864)     2,435,585
   Public Utilities                       1,241,176      105,118      (5,969)     1,340,325
   Redeemable preferred stocks               27,946        2,871        (819)        29,998
                                        ---------------------------------------------------
Total fixed maturity securities         $43,133,011   $2,601,860   $(385,741)   $45,349,130
                                        ===================================================
Equity securities                       $    93,182   $   13,866   $  (8,525)   $    98,523
                                        ===================================================
Separate account seed money             $    90,670   $    6,000   $  (5,000)   $    91,670
                                        ===================================================
Investment in ultimate Parent Company   $     8,597   $   45,100   $      --    $    53,697
                                        ===================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                     American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

                                                         Gross       Gross
                                         Amortized    Unrealized   Unrealized       Fair
                                           Cost          Gain         Loss         Value
                                        ---------------------------------------------------
                                                          (In Thousands)

December 31, 2002
Fixed maturity securities:
   Corporate securities:
      Investment-grade                  $19,957,983   $1,536,505   $(590,811)   $20,903,676
      Below investment-grade              5,156,623      240,507    (243,742)     5,153,388
   Mortgage-backed securities*           10,059,372      448,275      (7,323)    10,500,324
   U.S. government obligations              413,196       42,563      (2,019)       453,740
   Foreign governments                      135,850       15,689          --        151,539
   State and political subdivisions       1,266,093       14,453      (2,143)     1,278,403
   Collateralized bonds                     500,831       27,626     (16,758)       511,699
   Industrial & miscellaneous               913,591       56,889     (12,235)       958,245
   Derivatives                            1,099,356       93,014     (31,631)     1,160,739
   Redeemable preferred stocks                6,520            4      (2,849)         3,675
                                        ---------------------------------------------------
Total fixed maturity securities         $39,509,415   $2,475,525   $(909,511)   $41,075,428
                                        ===================================================
Equity securities                       $   106,611   $      156   $ (18,170)   $    88,597
                                        ===================================================
Separate account seed money             $    90,000   $       --   $ (16,000)   $    74,000
                                        ===================================================
Investment in ultimate Parent Company   $     8,597   $   38,270   $      --    $    46,867
                                        ===================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                     American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on securities included in accumulated other comprehensive income in shareholders' equity at December 31 were as follows:

                                                           2003         2002
                                                        -----------------------
                                                              (In Thousands)

Gross unrealized gains                                  $2,666,826   $2,513,951
Gross unrealized losses                                   (399,266)    (943,681)
DPAC and other fair value adjustments                     (544,476)    (456,081)
Deferred federal income (taxes) benefit                   (609,027)    (406,075)
                                                        -----------------------
Net unrealized gains (losses) on securities             $1,114,057   $  708,114
                                                        =======================

The contractual maturities of fixed maturity securities at December 31 were as follows:

                                                2003                        2002
                                     -----------------------------------------------------
                                      Amortized       Market      Amortized       Market
                                        Cost           Value         Cost          Value
                                     -----------------------------------------------------
                                           (In Thousands)             (In Thousands)

Fixed maturity securities,
   excluding mortgage-backed
   securities:
      Due in one year or less        $   953,126   $   977,818   $   824,080   $   844,953
      Due after one year through
         five years                    4,367,245     4,673,895     5,160,986     5,446,014
      Due after five years through
         ten years                    10,562,527    11,362,160    10,311,814    10,730,521
      Due after ten years             15,428,448    16,320,150    13,153,163    13,553,616
Mortgage-backed securities            11,821,665    12,015,107    10,059,372    10,500,324
                                     -----------------------------------------------------
Total fixed maturity securities      $43,133,011   $45,349,130   $39,509,415   $41,075,428
                                     =====================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $31.5 billion and $30.5 billion, during 2003 and 2002, respectively.

At December 31, 2003, $51.6 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75 percent or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2003 and 2002:

                                        Outstanding   Percent of      Percent
                                          Amount         Total     Nonperforming
                                        ----------------------------------------
                                        (In Millions)

December 31, 2003
Geographic distribution:
   South Atlantic                          $  711         24.1%         0.0%
   Pacific                                    506         17.1          0.0
   Mid-Atlantic                               506         17.1          0.0
   East North Central                         459         15.5          0.0
   Mountain                                    70          2.4          0.0
   West South Central                         197          6.7          0.0
   East South Central                         251          8.5          0.0
   West North Central                         121          4.1          0.8
   New England                                139          4.7          0.0
Allowance for losses                           (7)        (0.2)         0.0
                                        ------------------------
Total                                      $2,953        100.0%         0.0%
                                        ========================

Property type:
   Office                                  $1,261         42.7%         0.0%
   Retail                                     844         28.5          0.1
   Industrial                                 386         13.1          0.0
   Apartments                                 312         10.6          0.0
   Hotel/motel                                 55          1.9          0.0
   Other                                      102          3.4          0.0
Allowance for losses                           (7)        (0.2)         0.0
                                        ------------------------
Total                                      $2,953        100.0%         0.0%
                                        ========================

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate (continued)

                                        Outstanding   Percent of      Percent
                                          Amount         Total     Nonperforming
                                       -----------------------------------------
                                        (In Millions)

December 31, 2002
Geographic distribution:
   South Atlantic                          $  662         23.7%         0.4%
   Pacific                                    451         16.1          0.0
   Mid-Atlantic                               470         16.8          0.0
   East North Central                         448         16.0          1.6
   Mountain                                   112          4.0          1.8
   West South Central                         222          7.9          0.0
   East South Central                         237          8.5          0.0
   West North Central                         110          3.9          2.7
   New England                                 98          3.5          0.0
Allowance for losses                          (11)        (0.4)         0.0
                                        ------------------------
Total                                      $2,799        100.0%         0.4%
                                        ========================

Property type:
   Office                                  $1,171         41.9%         0.3%
   Retail                                     836         29.9          1.3
   Industrial                                 334         11.8          0.0
   Apartments                                 268          9.6          0.0
   Hotel/motel                                103          3.7          0.0
   Other                                       98          3.5          0.0
Allowance for losses                          (11)        (0.4)         0.0
                                        ------------------------
Total                                      $2,799        100.0%         0.4%
                                        ========================

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

4. Deferred Policy Acquisitions Costs and Cost of Insurance Purchased

The following reflects deferred policy acquisition costs (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                           2003         2002
                                                        -----------------------
                                                             (In Thousands)

Balance at January 1                                    $2,777,562   $2,752,571
   Capitalization                                          578,665      460,253
   Accretion of interest/amortization                     (326,641)    (196,028)
   Effect of unrealized losses (gains) on securities      (108,572)    (280,942)
   Effect of realized losses (gains) on securities          (9,247)      41,708
                                                        ----------   ----------
Balance at December 31                                  $2,911,767   $2,777,562
                                                        ==========   ==========

The Company adjusts DAC amortization ("a DAC unlocking") when estimates of current or future gross profits to be realized are revised. In 2002, DAC amortization was reduced by $46.5 million to reflect a change in the amortization period and reduced by $56 million due to improved persistency offset by a $56 million increase to reflect lower earnings for equity markets.

A roll-forward of cost of insurance purchased (CIP) for the years ended December 31, were as follows:

                                                               2003       2002
                                                            -------------------
                                                               (In Thousands)

Balance at January 1                                        $351,600   $312,609
   Deferral of renewal commissions                             5,274      6,391
   Accretion of interest/amortization                         15,612     (2,300)
   Effect of unrealized (gains) losses on securities         (33,966)    33,700
   Effect of realized (gains) losses on securities                --      1,200
                                                            -------------------
Balance at December 31                                      $338,520   $351,600
                                                            ===================

During 2003, the Company reduced their CIP amortization by $34 million primarily due to improved mortality. CIP amortization expected to be recorded in each of the next five years is $21.2 million, $20.4 million, $20.3 million, $20.4 million, and $19.1 million, respectively.

                     American General Life Insurance Company

5.Other Assets

Other assets consisted of the following:

                                                                 December 31
                                                               2003       2002
                                                             -------------------
                                                               (In Thousands)

Goodwill                                                     $ 38,973   $ 38,973
Computer software, net                                        121,866    106,715
Account receivable from brokers, net                           84,794    152,304
Prepaid expenses                                               36,869     34,794
Other                                                          32,183     96,227
                                                             -------------------
Total other assets                                           $314,685   $429,013
                                                             ===================

FAS 142 requires that the Company reclassify any separable intangible assets and, for intangible assets with definitive useful lives, to amortize their cost over their useful lives. Upon adoption of FAS 142 at January 1, 2002, the Company reclassified $8.7 million of separable intangible assets out of goodwill and has recorded amortization totaling $0.7 million during 2003 and 2002.

6. Restructuring Charges

In connection with the Parent's merger with AGC during 2001, the Company incurred $180.4 million in restructuring costs. Of the total restructuring charges, approximately $169.6 million has been paid as of December 31, 2003. The remaining balance is included in Other Liabilities.

                     American General Life Insurance Company

7. Federal Income Taxes

7.1 Tax Liabilities

Income tax liabilities were as follows:

                                                              December 31
                                                            2003        2002
                                                         ---------------------
                                                             (In Thousands)

Current tax liabilities (receivables)                    $  (19,844)  $(41,280)
Deferred tax liabilities (assets)                         1,124,026    856,381
                                                         ---------------------
   Income tax payable                                    $1,104,182   $815,101
                                                         =====================

The components of deferred tax liabilities and assets at December 31 were as follows:

                                                           2003         2002
                                                        -----------------------
                                                             (In Thousands)

Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                    $  997,483   $  854,728
   Basis differential of investments                        72,232      137,339
   Net unrealized gains on debt and equity
      securities available for sale                        597,954      399,873
   Capitalized EDP                                          30,702       33,735
   Prepaid expenses                                         12,679       11,788
   Other                                                    58,044       37,393
                                                        -----------------------
Total deferred tax liabilities                           1,769,094    1,474,856

Deferred tax assets applicable to:
   Policy reserves                                        (639,638)    (578,052)
   Other                                                    (5,430)     (40,423)
                                                        -----------------------
Total deferred tax assets                                 (645,068)    (618,475)
                                                        -----------------------
Net deferred tax liabilities                            $1,124,026   $  856,381
                                                        =======================

                     American General Life Insurance Company

7. Federal Income Taxes

7.1 Tax Liabilities (continued)

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At December 31, 2003, the Company had approximately $382 million of policyholders' surplus on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized in relation to the policyholders' surplus account. If the entire balance of the policyholders' surplus became taxable at the current federal income tax rates, the tax would be approximately $134 million.

7.2 Tax Expense

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                             2003        2002
                                                           --------------------
                                                              (In Thousands)

Income tax at statutory percentage of GAAP
   pretax income                                           $450,865   $ 344,654
Non-conventional fuel source credits                        (93,655)   (101,917)
DRD                                                         (18,632)    (21,641)
State taxes                                                   9,114       7,659
Low income housing & other tax credits                       (6,718)     (6,607)
Other current taxes related to IRS settlements               (6,700)    (46,237)
Prior year corrections                                       (3,225)     (1,956)
NQO/ISO adjustments                                          (2,215)     (3,872)
Other                                                        (2,279)      2,336
                                                           --------------------
Income tax expense                                         $326,555   $ 172,419
                                                           ====================

                     American General Life Insurance Company

8. Transactions With Affiliates

Notes receivable from affiliates were as follows:

                                            December 31, 2003        December 31, 2002
                                         -----------------------------------------------
                                         Par Value   Book Value   Par Value   Book Value
                                         -----------------------------------------------
                                                         (In Thousands)

American General Corporation,
   9 3/8%, due 2008                       $  4,725    $  3,795     $  4,725    $  3,677
American General Corporation,
   Promissory notes, 5 1/2% due 2004         2,446       2,446           --          --
AGC Life, Promissory notes, 6 3/4%
   due 2005                                116,000     116,000      116,000     116,000
American General Corporation,
   Promissory notes, 1.939% due 2006       415,000     415,000      374,000     374,000
                                         -----------------------------------------------
Total notes receivable from affiliates     538,171     537,241      494,725     493,677
                                         ===============================================

Various AIG companies provide services to the Company, principally mortgage servicing and investment management services, provided by American International Group Global Investment Corporation ("AIGGIC") on a fee basis. The Company paid approximately $54.4 million and $52.9 million for such services in 2003 and 2002, respectively. Accounts payable for such services at December 31, 2003 and 2002 were not material. The Company rents facilities and provides services on an allocated cost basis to various AIG companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, AGLC. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries.

The Company received approximately $311.4 million and $261.3 million for such services and rent in 2003 and 2002, respectively. Accounts receivable for rent and services at December 31, 2003 and 2002 were not material.

                     American General Life Insurance Company

On December 31, 2002, the Company sold certain partnership interests to an affiliate, Pine Street Holdings I LLC ("Pine Street Holdings"). Total proceeds received were $59.8 million, resulting in a realized gain of $5.4 million. The consideration received included $20.7 million of 1.38 percent secured term notes due December 31, 2012, and $14.1 million of preferred membership equity interests, issued by Pine Street Holdings.

9. Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. AIG's projected benefit obligations exceeded the plan assets at December 31, 2003 by $478 million.

AIG applies APB Opinion 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of AIG. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG's common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase AIG's common stock at a price equal to 85 percent of the fair market value on the date of grant of the purchase privilege. AIG has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (FAS 123), was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. Disclosures required by FAS 123 are included in the Annual Report of AIG.

                     American General Life Insurance Company

10. Derivative Financial Instruments

10.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and at times, options to enter into interest rate swap agreements (call and put swaptions). The Company is neither a dealer nor a trader in derivative financial instruments.

Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other comprehensive income in shareholder's equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net realized investment gains (losses).

10.2 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges.

Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

                     American General Life Insurance Company

10.2 Interest Rate and Currency Swap Agreements

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of swap agreements are recognized in the consolidated balance sheets if the hedge investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in accumulated other comprehensive income in shareholders' equity, consistent with the treatment of the related investment security.

For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

                     American General Life Insurance Company

10.2 Interest Rate and Currency Swap Agreements

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                                                2003   2002
                                                                          ---------------------
                                                                          (Dollars in Millions)
Interest rate swap agreements to receive fixed rate:
      Notional amount                                                           $ 71   $145
      Fair value                                                                   6     15
Currency swap agreements (receive U.S. dollars/pay Canadian dollars):
      Notional amount (in U.S. dollars)                                           97     97
      Fair Value                                                                 (16)    12
Currency swap agreements (receive U.S. dollars/pay Australian dollars):
      Notional amount (in U.S. dollars)                                           23     23
      Fair value                                                                  (4)     3
Currency swap agreements (receive U.S. dollars/pay Japanese Yen):
      Notional amount (in U.S. dollars)                                           12     12
      Fair value                                                                  (1)    --
Currency swap agreements (receive U.S. dollars/pay LIBOR and
   Euro-based floating rate):
      Notional amount (in U.S. dollars)                                           21     --
      Fair value                                                                  (5)    --

10.3 Swaptions

Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods. During such periods, the spread between investment yields and interest crediting rates may be reduced as a result of certain limitations on the Company's ability to manage interest crediting rates. Call swaptions allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively increasing the spread between investment yields and interest crediting rates.

                     American General Life Insurance Company

10.3 Swaptions (continued)

During prolonged periods of decreasing interest rates, the spread between investment yields and interest crediting rates may be reduced as a result of minimum rate guarantees on certain annuity contracts, which limit the Company's ability to reduce interest crediting rates. Call swaptions, which allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

Conversely, during prolonged periods of increasing interest rates, the spread between investment yields and interest crediting rates may be reduced if the Company decides to increase interest crediting rates to limit surrenders. Put swaptions, which allow the Company to enter into interest rate swap agreements to pay fixed rates and receive higher floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

Premiums paid to purchase swaptions and subsequent changes in fair value are included in other long-term investments. The Company's swaptions do not qualify for hedge accounting due to the inability to establish hedge effectiveness. The change in the fair value of the swaptions is recognized in net realized investment losses. Gains or losses from swaptions are recognized at the time of expiration or when the option to enter into a swap is exercised. Swaptions that were outstanding at December 31, 2002 expired in 2003. The Company's swaptions were not material to the Company's consolidated results of operations or financial condition in 2003 or 2002.

Swaptions at December 31 were as follows:

                                                               2003    2002
                                                          ---------------------
                                                          (Dollars in Millions)

Put swaptions:
   Notional amount                                              --    $3,360
   Fair value                                                   --        --

                     American General Life Insurance Company

10.4 Credit and Market Risk

Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations or financial position.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

11. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information. FASB 107 excludes certain financial instruments, including those related to investment contracts.

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                     American General Life Insurance Company

                                                  2003                 2002
                                           ---------------------------------------
                                             Fair    Carrying     Fair    Carrying
                                            Value     Amount     Value     Amount
                                           ---------------------------------------
                                                        (In Millions)
Assets
Fixed maturity and equity securities       $45,517    $45,517   $41,164    $41,164
Mortgage loans on real estate                3,246      2,954     3,203      2,799
Policy loans                                 1,749      1,706     1,794      1,700
Short-term investments                         112        112       316        316
Derivative assets                               10         10        31         31
Other long-term investments                  1,896      1,896       761        761
Separate account seed money                     92         92        74         74
Investment in ultimate Parent Company           54         54        47         47
Notes receivable from affiliates               537        537       494        494
Securities lending collateral                4,451      4,451     3,216      3,216
Assets held in separate accounts            22,931     22,931    17,318     17,318

Liabilities
Investment contracts                        29,176     31,760    28,562     30,235
Dividend accumulations                         901        901       892        892
Derivative liabilities                          27         27        --         --
Securities lending payable                   4,451      4,451     3,216      3,216
Liabilities related to separate accounts    22,931     22,931    17,318     17,318

The following methods and assumptions were used to estimate the fair value of financial instruments:

     Fixed Maturity and Equity Securities

     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

     Mortgage Loans on Real Estate

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

                     American General Life Insurance Company

     Policy Loans

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

     Investment in ultimate Parent Company

     The fair value of the investment in the ultimate Parent Company is based on quoted market prices of AIG common stock.

     Assets and Liabilities Related to Separate Accounts

     The fair value of Separate Account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

     Derivative Financial Instruments

     Fair values for derivative assets and liabilities were based upon quoted market prices.

     Investment Contracts

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

     Notes Receivable from Affiliates

     The fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

                     American General Life Insurance Company

     Other Long-Term Investments

     Fair value of other long term investments is based upon the fair value of the net assets of these investments as determined by the general partners.

     Separate Account Seed Money

     Fair value is considered to be the market value of the underlying securities.

12. Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation, former parent of the company, acquired by AIG on August 29, 2001, announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits.

In conjunction with the proposed settlements, the Company recorded a charge of $218.1 million ($141.8 million after-tax) in the fourth quarter of 1998. The charge covered the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

On December 31, 1999, the Company entered into an agreement with the Parent Company whereby the Company assigned, and the Parent Company assumed, 100 percent of the liabilities of the Company related to the proposed resolution. As consideration for the assumption of the liabilities, the Company paid the Parent Company an amount equal to the liabilities recorded with respect to the proposed resolution of the litigation.

                     American General Life Insurance Company

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had $106.5 million of unfunded commitments for its investments in limited partnerships at December 31, 2003.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2003 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The liability is not material to the Company's consolidated statement of position. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

                     American General Life Insurance Company

On November 1, 2002, the Company and various affiliates entered into a one-year inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG in amounts aggregating to not more than $90.0 million. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5 percent or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date to convert any outstanding loan balances to one-year term loans. Effective October 31, 2003, the original commitment was amended to extend the commitment termination date to October 31, 2004. The Company received annual facility fees of 0.045 percent on its commitment. There were no borrowings outstanding under the facility as of December 31, 2003.

On June 23, 2003, VALIC, a subsidiary of the Company, extended credit in the amount of $52.5 million (the "Credit Extension") to Highstar Renewable Fuels, LLC ("Highstar"), an indirect wholly owned subsidiary of AIG. The Credit Extension is evidenced by a note dated June 23, 2003 (the "Note"). The Credit Extension is comprised of the following: (i) a loan in the amount of $37.5 million to Highstar (the "Loan"), (ii) a commitment to make an additional loan to Highstar in an aggregate amount not to exceed $2.5 million (the "Commitment") and (iii) a guaranty (the "Guaranty") to a bank that is not affiliated with the Company (the "Bank"). The Loan matures and the Commitment expires on June 30, 2004 (the "Maturity Date"). Interest on the Note, which accrues on the outstanding principal amount of the Note at a rate of 12 percent per annum, is due on the Maturity Date. A commitment fee of $0.5 million is also due on the Maturity Date. The Company recognized interest income on the Note of $2.4 million for the year ended December 31, 2003.

Pursuant to the terms of the Guaranty, VALIC has a maximum liability of $12.5 million plus cost of enforcement and collection, if any (the "Guaranteed Amount"). VALIC guarantees the obligations of another company (the "LOC Applicant") to the Bank, which obligations are set forth in a reimbursement agreement related to a standby letter of credit (the "Letter of Credit") issued by the Bank. Highstar has a non-controlling partial ownership interest in the LOC Applicant. The beneficiary of the Letter of Credit is partially owned by the LOC Applicant. If the beneficiary of the Letter of Credit draws against the Letter of Credit, VALIC may be required to pay the Bank an amount equal to the amount of the draws against the Letter of Credit, but not more than the Guaranteed Amount. Pursuant to the terms of the Note, Highstar must reimburse VALIC for all amounts paid by VALIC under the Guaranty. The carrying amount of the VALIC's obligations under the Guaranty is less than $1.0 million as of December 31, 2003.

                     American General Life Insurance Company

13. Reinsurance

Reinsurance transactions for the years ended December 31, 2003 and 2002 were as follows:

                                                                                             Percentage
                                                    Ceded to       Assumed                    of Amount
                                                      Other      From Other                    Assumed
                                   Gross Amount     Companies     Companies    Net Amount      to Net
                                   --------------------------------------------------------------------
                                                              (In Thousands)

December 31, 2003
Life insurance in force            $314,862,729   $211,992,953   $2,628,269   $105,498,045       2.49%
                                   =======================================================
Premiums:
   Life insurance and annuities       1,758,005        305,828        6,641      1,458,818       0.46%
   Accident and health insurance         24,827         (6,252)      (7,296)        23,783     -30.68%
                                   -------------------------------------------------------
Total premiums                     $  1,782,832   $    299,576   $     (655)  $  1,482,601      -0.04%
                                   =======================================================
December 31, 2002
Life insurance in force            $278,188,433   $170,693,613   $2,407,609   $109,902,429       2.19%
                                   =======================================================
Premiums:
   Life insurance and annuities       1,760,974        397,686       21,125      1,384,413       1.53%
   Accident and health insurance         25,713            983         (583)        24,147      -2.41%
                                   -------------------------------------------------------
Total premiums                     $  1,786,687   $    398,669   $   20,542   $  1,408,560       1.46%
                                   =======================================================

Reinsurance recoverable on paid losses was approximately $47.5 million, and $24.1 million, at December 31, 2003 and 2002, respectively. Reinsurance recoverable on unpaid losses was approximately $150.2 million, and $48.5 million at December 31, 2003 and 2002, respectively.

14. Shareholders' Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by it's immediate parent, AGC Life.

The Company paid $0 and $445 million in dividends on common stock to the Parent Company in 2003 and 2002, respectively. The Company also paid $680 thousand in dividends on preferred stock to the Parent Company in 2003 and 2002.

                     American General Life Insurance Company

On December 31, 2002, the Parent contributed to the Company a 100 percent interest in SunAmerica Hedge Fund Holdings LLC ("SAHFH"). SAHFH was formed on December 13, 2002. SAHFH's assets consist solely of investments in partnerships, which are included in other long term investments in the consolidated balance sheets. The capital contribution was recorded in the amount of $443.8 million, representing the equity of SAHFH.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2003, approximately $8.5 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $3.9 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

15. Division Operations

15.1 Nature of Operations

The Company manages its business operation through two divisions, which are based on products and services offered.

Retirement Savings

The Retirement Savings Division, which primarily relates to the operation of VALIC, a wholly owned subsidiary of the Company, provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

                     American General Life Insurance Company

15.1 Nature of Operations (continued)

Life Insurance

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

15.2 Division Results

Results of each division exclude net realized investment gains.

Division earnings information was as follows:

                                Revenues      Income Before Taxes      Earnings
                            -----------------------------------------------------
                             2003     2002       2003     2002      2003    2002
                            -----------------------------------------------------
                                                         (In Millions)

Retirement Services         $2,301   $2,133     $  878   $  772     $593   $  552
Life Insurance               3,568    3,235        467      508      406      452
                            -----------------------------------------------------
Total divisions              5,869    5,368      1,345    1,280      999    1,004
Realized investment gains
   (losses)                    (57)    (295)       (57)    (295)     (37)    (192)
                            -----------------------------------------------------
Total consolidated          $5,812   $5,073     $1,288   $  985     $962   $  812
                            =====================================================

Division balance sheet information was as follows:

                                               Assets            Liabilities
                                          -------------------------------------
                                                       December 31
                                          -------------------------------------
                                            2003      2002      2003      2002
                                          -------------------------------------
                                                      (In Millions)

Retirement Services                       $58,738   $49,274   $54,213   $45,771
Life Insurance                             27,273    23,955    22,839    20,258
                                          -------------------------------------
Total consolidated                        $86,011   $73,229   $77,052   $66,029
                                          =====================================

                            PART C: OTHER INFORMATION

Item 26.  Exhibits

(a) Board of Directors Resolution.

    (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b) Custodian Agreements. Inapplicable.

(c) Underwriting Contracts.

    (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (26)

    (2) Form of Selling Group Agreement. (22)

    (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d) Contracts.

    (1) Specimen form of the "Platinum Investor(R) FlexDirectorSM" Flexible Premium Variable Life Insurance Policy (Policy Form No. 03601). (31)

(e) Applications.

    (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (27)

    (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (27)

    (3) Specimen form of Supplemental Application, Form No. AGLC100860-2003 Rev 1203. (31)

    (4) Specimen form of Service Request Form, Form No. AGLC100910 REV0104. (31)

    (5) Form of Cash Disbursement Request Form, Form No. AGLC 0109 Rev0103. (22)

    (6) Form of Assignment Form, Form No. AGLC 0205 Rev0103. (22)

    (7) Form of Electronic Funds Authorization Form, Form No. AGLC 0220 Rev0103. (22)

    (8)    Form of Name and Address Change Form, Form No. AGLC 0222 Rev0103.
           (22)

    (9) Form of Request for Change of Ownership on a Life Insurance Policy Form, Form No. VUL 0013 Rev1202. (22)

    (10) Form of Request for Full Cash Surrender Value Form, Form No. VUL 0015 Rev1202. (22)

    (11)   Form of Change of Beneficiary Form, Form No. VUL 0016 Rev1202. (22)

(f) Depositor's Certificate of Incorporation and By-Laws.

    (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

    (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

    (3) By-laws of American General Life Insurance Company, adopted January 22, 1992. (3)

(g) Reinsurance Contracts. Inapplicable.

(h) Participation Agreements.

    (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

    (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (17)

    (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (18)

    (1)(d) Form of Amendment Seven to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (28)

    (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (24)

    (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (15)

    (4)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc.
           (19)

    (5)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

    (5)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (8)

    (5)(c) Amendment Four to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (28)

    (6)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (19)

    (6)(b) Form of Amendment No. 4 to the Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company.
           (28)

    (7)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (19)

    (7)(b) Form of Amendment No. 4 to the Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (28)

    (8)(a) Form of Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company. (24)

    (8)(b) Form of Amendment No. 1 to Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company. (28)

    (9)(a) Form of Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (23)

    (9)(b) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 1, 2000. (16)

    (9)(c) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 14, 2002. (25)

    (9)(d) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective October 1, 2002. (24)

    (9)(e) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective January 15, 2004. (28)

    (10)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (19)

    (10)(b) Form of Amendment No. 3 to Fund Participation Agreement by and between American General Life Insurance Company, Janus Aspen Series and Janus Distributors LLC. (28)

    (11)(a) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (19)

    (11)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust
            II. (29)

    (12)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

    (12)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (19)

    (12)(c) Form of Amendment Nine to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (28)

    (13)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (15)

    (13)(b) Form of Amendment to Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (28)

    (14)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (21)

    (14)(b) Form of Amendment No. 2 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (28)

    (15)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (19)

    (16)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

    (17)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (20)

         (17)(b) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (28)

         (18)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (9)

         (18)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated.
                 (11)

         (18)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (17)

         (18)(d) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (13)

         (18)(e) Form of Amendment Eleven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (28)

         (19)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

         (19)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

         (19)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (19)

         (19)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

         (19)(e) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (28)

         (20)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

         (20)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

         (20)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (17)

         (20)(d) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc.
                 (13)

         (20)(e) Form of Amendment Ten to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc.
                 (28)

         (21)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (19)

         (22)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

         (23)(a) Administrative Services Agreement dated as of June 1, 1998, between American General Life Insurance Company and AIM Advisors, Inc. (4)

         (24)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company.
                 (24)

         (25)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (19)

         (26)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

         (26)(b) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

         (27)(a) Form of Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective October 1, 2002. (24)

         (28)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (19)

         (29)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (12)

         (29)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective January 15, 2004. (28)

         (30)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (19)

         (31)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (24)

         (32)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (15)

         (32)(b) Form of Amendment to Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (28)

         (33)(a) Form of Assignment and Modification Agreement by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (15)

         (34)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (21)

         (34)(b) Form of Amendment No. 2 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (28)

         (35)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (19)

         (36)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (19)

         (37)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (20)

         (37)(b) Form of Amendment One to Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (28)

         (38)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (14)

         (38)(b) Form of Amendment One to Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (28)

         (39)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (21)

         (39)(b) Form of Amendment No. 3 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company. (28)

(i)      Administrative Contracts.

         (1) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (7)

         (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (30)

         (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (30)

         (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (30)

         (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (30)

         (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (30)

         (2)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (30)

(j) Other Material Contracts. None

(k) Legal Opinion.

    (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (31)

(l) Actuarial Opinion.

    (1) Opinion and Consent of American General Life Insurance Company's actuary. (31)

(m) Calculation. None

(n) Other Opinions.

    (1) Consent of Independent Accountants, PricewaterhouseCoopers LLP. (Filed herewith)

(o) Omitted Financial Statements. None

(p) Initial Capital Agreements. None

(q) Redeemability Exemption.

    (1) Description of American General Life Insurance Company*s
        Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (16)

________________
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(12) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(13) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(14) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(15) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 10, 2001.

(17) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(18) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(19) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(20) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(22) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(23) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 26, 2000.

(24) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(25) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(26) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(27) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(28) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(29) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(30) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(31) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on January 26, 2004.

Item 27.  Directors and Officers of the Depositor

Name and Principal                 Positions and Offices with Depositor
 Business Address                  American General Life Insurance Company
 ----------------                  ---------------------------------------
Rodney O. Martin, Jr.              Director, Chairman of the Board of Directors,
2929 Allen Parkway                 President and Chief Executive Officer
Houston, TX 77019

M. Bernard Aidinoff                Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

Name and Principal                 Positions and Offices with Depositor
 Business Address                  American General Life Insurance Company
 ----------------                  ---------------------------------------

David J. Dietz                     Director and Chairman-Affluent & Corporate
830 Third Avenue                   Markets Profit Center
New York, NY 10022

David L. Herzog                    Director
2929 Allen Parkway
Houston, TX 77019

Richard A. Hollar                  Director, President-AIG Life Brokerage Profit
750 West Virginia Street           Center and Chief Executive Officer-AIG Life
Milwaukee, WI 53204                Brokerage Profit Center

Royce G. Imhoff, II                Director, President-Affluent & Corporate
2929 Allen Parkway                 Markets Profit Center and Chief Executive
Houston, TX 77019                  Officer-Affluent & Corporate Markets Profit
                                   Center

Donald P. Kanak, Jr.               Director
70 Pine Street
New York, NY 10270

Richard J. Miller                  Director and Chief Executive Officer-Agency
2929 Allen Parkway                 Building Profit Center
Houston, TX 77019

Nicholas A. O'Kulich               Director
70 Pine Street
New York, NY 10270

Ernest T. Patrikis                 Director
70 Pine Street
New York, NY 10270

Gary D. Reddick                    Director and Chief Administrative Officer
2929 Allen Parkway
Houston, TX 77019

Martin J. Sullivan                 Director
70 Pine Street
New York, NY 10270

  Name and Principal              Position and Offices with Depositor
   Business Address               American General Life Insurance Company
  ------------------              ---------------------------------------

Christopher J. Swift              Director, Chief Financial Officer and
2929 Allen Parkway                Executive Vice President
Houston, TX 77019

Thomas L. Booker                  President-Structured Settlements/SPIA Profit
2727 Allen Parkway                Center
Houston, TX 77019

Lawrence J. O'Brien               President-Agency Building Profit Center
2727 Allen Parkway
Houston, TX 77019

James A. Galli                    Executive Vice President
830 Third Avenue
New York, NY 10022

Paul L. Mistretta                 Executive Vice President
2727-A Allen Parkway
Houston, TX 77019

Erik A. Baden                     Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard                  Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rebecca G. Campbell               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Position and Offices with Depositor
 Business Address               American General Life Insurance Company
-------------------             ---------------------------------------

Larry A. Compton                Senior Vice President
One Woodfield Lake
Schaumburg, IL 60173

William F. Guterding            Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.          Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings                Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                  Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                   Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash                 Senior Vice President
3600 Route 66
Neptune, NJ 07754

Name and Principal              Position and Offices with Depositor
 Business Address               American General Life Insurance Company
------------------              ---------------------------------------

Mark R. McGuire                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

A. Hasan Qureshi                Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner           Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

James P. Sennett                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

James P. Steele                 Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Robert E. Steele                Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

James M. Sweeney                Senior Vice President
3600 Route 66
Neptune, NJ 07754

Name and Principal              Position and Offices with Depositor
 Business Address               American General Life Insurance Company
------------------              ---------------------------------------

Alfred M. Thome                 Senior Vice President
One Woodfield Lake
Schaumburg, IL 60173

Dan E. Trudan                   Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Frederic R. Yopps               Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Steven E. Zimmerman             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong              Vice President
3600 Route 66
Neptune, NJ 07754

Edward F. Bacon                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                  Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski             Vice President
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen               Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Bolding                 Vice President
2929 Allen Parkway
Houston, TX 77019
                                      C-19

Name and Principal              Position and Offices with Depositor
 Business Address               American General Life Insurance Company
------------------              ---------------------------------------

James B. Brown                  Vice President
2727 Allen Parkway
Houston, TX 77019

Joseph S. Cella                 Vice President
70 Pine Street
New York, NY 10270

Phillip L. Chapman              Vice President
3600 Route 66
Neptune, NJ 07754

Robert W. Chesner               Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey             Vice President
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs                  Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi                Vice President
2727 Allen Parkway
Houston, TX 77019

Donald L. Davis                 Vice President
205 E. 10th Street
Amarillo, TX 79101

Steven A. Dmytrack              Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan              Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal               Position and Offices with Depositor
 Business Address                American General Life Insurance Company
------------------               ---------------------------------------

Farideh N. Farrokhi              Vice President
2727-A Allen Parkway
Houston, TX 77019

Patrick Froze                    Vice President
1200 North Mayfair Road,
Suite 300
Wauwatosa, WI 53226

Frederick J. Garland, Jr.        Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette              Vice President
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer             Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger            Vice President
70 Pine Street
New York, NY 10270

Joel H. Hammer                   Vice President
1 Chase Manhattan Place
New York, NY 10005

Craig H. Harrel                  Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington              Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Position and Offices with Depositor
 Business Address               American General Life Insurance Company
------------------              ---------------------------------------

Neal C. Hasty                   Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig                  Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Walter P. Irby                  Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson               Vice President
205 E. 10th Street
Amarillo, TX 79101

David S. Jorgensen              Vice President
2727 Allen Parkway
Houston, TX 77019

Stephen C. Kennedy              Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman                Vice President
1 Chase Manhattan Place
New York, NY 10005

Frank A. Kophamel               Vice President
3600 Route 66
Neptune, NJ 07754

James K. Larson                 Vice President
1000 E. Woodfield Road
Schaumburg, IL 60173

Charles L. Levy                 Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Position and Offices with Depositor
 Business Address               American General Life Insurance Company
------------------              ---------------------------------------

Linda Lewis                     Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley                   Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers                 Vice President
2727 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett            Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                   Vice President
2727 Allen Parkway
Houston, TX 77019

Gordon S. Massie                Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall                Vice President
2727 Allen Parkway
Houston, TX 77019

Richard D. McFarland            Vice President
2727 Allen Parkway
Houston, TX 77019

Candace A. Michael              Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                   Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Position and Offices with Depositor
 Business Address               American General Life Insurance Company
------------------              ---------------------------------------

Sylvia A. Miller                Vice President
#1 Franklin Square
Springfield, IL 62713

Cheryl E. Morton                Vice President
#1 Franklin Square
Springfield, IL 62713

Michael R. Murphy               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Carl T. Nichols                 Vice President
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson              Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.            Vice President
2929 Allen Parkway
Houston, TX 77019

Lori J. Payne                   Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen             Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival               Vice President
2727 Allen Parkway
Houston, TX 77019

Terri Robbins                   Vice President
175 Water Street
New York, NY 10038

Name and Principal              Position and Offices with Depositor
 Business Address               American General Life Insurance Company
------------------              ---------------------------------------

David M. Robinson               Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben              Vice President
#1 Franklin Square
Springfield, IL 62713

Robert C. Sage                  Vice President
2727 Allen Parkway
Houston, TX 77019

Kristin Sather                  Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott                Vice President
2929 Allen Parkway
Houston, TX 77019

Tom L. Scott                    Vice President
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires                  Vice President
2929 Allen Parkway
Houston, TX 77019

Joe L. Thompson                 Vice President
6363 Forest Park Road
Dallas, TX 75235

Gregory R. Thornton             Vice President
#1 Franklin Square
Springfield, IL 62713

Paul Turner                     Vice President
675 Bering Drive, Suite 600
Houston, TX 77057

 Name and Principal              Position and Offices with Depositor
   Business Address              American General Life Insurance Company
   ----------------              ---------------------------------------

Richard P. Vegh                  Vice President
3600 Route 66
Neptune, NJ 07754

S. Michael Von-Stein             Vice President
1478 County C
St. Germain, WI 54558

Curt B. Vondrasek                Vice President
1832 Baybrook Ct.
Naperville, IL 60564

Christian D. Weiss               Vice President
#1 Franklin Square
Springfield, IL 62713

Susan J. Wilhite                 Vice President
One Woodfield Lake
Schaumburg, IL 60173

Nancy R. Yasso                   Vice President
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck                Secretary
70 Pine Street
New York, NY 10270

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28.

                               SUBSIDIARIES OF AIG

                                                                                                            % of Voting
                                                                                                             Securities
                                                                                                               Owned by
                                                                                           Jurisdiction of          its
                                                                                             Incorporation    Immediate
                                                                                           or Organization     Parent(2)
                                                                                           ---------------     ---------
American International Group, Inc. (1)....................................................        Delaware          (3)
     AIG Aviation, Inc. ..................................................................         Georgia         100%
     AIG Bulgaria Insurance and Reinsurance Company EAD...................................        Bulgaria         100%
     AIG Capital Corporation..............................................................        Delaware         100%
         AIG Consumer Finance Group, Inc. ................................................        Delaware         100%
              AIG Bank Polska S.A.........................................................          Poland       97.23%
              AIG Credit S.A..............................................................          Poland          80%
              Compania Financiera Argentina S.A...........................................       Argentina        92.7%
         AIG Global Asset Management Holdings Corp........................................        Delaware         100%
              AIG Capital Partners, Inc. .................................................        Delaware         100%
              AIG Global Investment Corp. ................................................      New Jersey         100%
              John McStay Investment Counsel, L.P. .......................................           Texas       82.84%
         International Lease Finance Corporation .........................................      California       64.85% (4)
     AIG Claim Services, Inc. ............................................................        Delaware         100%
     A1G Credit Corp. ....................................................................        Delaware         100%
         A.I. Credit Corp. ...............................................................   New Hampshire         100%
         Imperial Premium Finance, Inc. ..................................................      California         100%
         Imperial Premium Finance, Inc. ..................................................        Delaware         100%
     AIG Equity Sales Corp. ..............................................................        New York         100%
     AIG Federal Savings Bank ............................................................        Delaware         100%
     AIG Finance Holdings, Inc. ..........................................................        New York         100%
         AIG Finance (Hong Kong) Limited .................................................       Hong Kong         100%
     AIG Financial Advisor Services, Inc. ................................................        Delaware         100%
         AIG Financial Advisor Services (Europe), S.A. ...................................      Luxembourg         100%
     AIG Financial Products Corp. ........................................................        Delaware         100%
         AIG Matched Funding Corp. .......................................................        Delaware         100%
         BanqueAlG........................................................................          France          90% (5)
     AIG Funding, Inc. ...................................................................        Delaware         100%
     AIG Global Real Estate Investment Corp. .............................................        Delaware         100%
     AIG Global Trade & Political Risk Insurance Company .................................      New Jersey         100%
     A.I.G. Golden Insurance Ltd. ........................................................          Israel       50.01%
     AIG Life Insurance Company...........................................................        Delaware          79% (6)
     AIG Life Insurance Company of Canada ................................................          Canada         100%
     AIG Life Insurance Company of Puerto Rico ...........................................     Puerto Rico         100%
     AIG Marketing, Inc. .................................................................        Delaware         100%
     AIG Memsa, Inc. .....................................................................        Delaware         100%
         Tata AIG General Insurance Company Limited ......................................           India          26%
     AIG Private Bank Ltd. ...............................................................     Switzerland         100%
     AIG Retirement Services, Inc. .......................................................        Delaware         100% (7)
         SunAmerica Life Insurance Company ...............................................         Arizona         100%
              SunAmerica Investments, Inc. ...............................................         Georgia          70% (8)
                  AIG Advisor Group, Inc. ................................................        Maryland         100%
                      Advantage Capital Corporation ......................................        New York         100%
                      FSC Securities Corporation .........................................        Delaware         100%
                      Sentra Securities Corporation ......................................      California         100%

                               SUBSIDIARIES OF AIG

                                                                                                            % of Voting
                                                                                                             Securities
                                                                                                               Owned by
                                                                                           Jurisdiction of          its
                                                                                             Incorporation    Immediate
                                                                                           or Organization     Parent(2)
                                                                                           ---------------     ---------
                      Spelman & Co., Inc. ................................................      California         100%
                      SunAmerica Securities, Inc. ........................................        Delaware         100%
                  AIG SunAmerica Life Assurance Company ..................................         Arizona         100% (9)
                  Saamsun Holdings Corp. .................................................        Delaware         100%
                      SAM Holdings Corporation ...........................................      California         100%
                           AIG SunAmerica Asset Management Corp. .........................        Delaware         100%
                           AIG SunAmerica Capital Services. Inc. .........................        Delaware         100%
                      Sun Royal Holdings Corporation .....................................      California         100%
         Royal Alliance Associates, Inc. .................................................        Delaware         100%
     First SunAmerica Life Insurance Company .............................................        New York         100%
AIG Risk Management, Inc. ................................................................        New York         100%
AIG Technologies, Inc. ...................................................................   New Hampshire         100%
AIGTI, Inc. ..............................................................................        Delaware         100%
AIG Trading Group Inc. ...................................................................        Delaware         100%
     AIG International, Inc. .............................................................        Delaware         100%
AIU Insurance Company.....................................................................        New York          52% (10)
AIU North America, Inc. ..................................................................        New York         100%
American General Corporation..............................................................           Texas         100%
     American General Bancassurance Services, Inc. .......................................        Illinois         100%
     AGC Life Insurance Company...........................................................        Missouri         100%
         AIG Assurance Canada.............................................................          Canada         100% (11)
         AIG Life of Bermuda, Ltd. .......................................................         Bermuda         100%
         American General Life and Accident Insurance Company ............................       Tennessee         100%
         American General Life Insurance Company .........................................           Texas         100%
              American General Annuity Service Corporation ...............................           Texas         100%
              AIG Enterprise Services, LLC ...............................................        Delaware         100%
              American General Equity Services Corporation ...............................        Delaware         100%
              American General Life Companies, LLC .......................................        Delaware         100%
              The Variable Annuity Life Insurance Company ................................           Texas         100%
                  VALIC Retirement Services Company ......................................           Texas         100%
                  VALIC Trust Company ....................................................           Texas         100%
         American General Property Insurance Company .....................................       Tennessee       51.85% (12)
              American General Property Insurance Company of Florida .....................         Florida         100%
         AIG Annuity Insurance Company ...................................................           Texas         100%
         The United States Life Insurance Company in the City of New York ................        New York         100%
     American General Finance, Inc. ......................................................         Indiana         100%
         AGF Investment Corp. ............................................................         Indiana         100%
         American General Auto Finance, Inc. .............................................        Delaware         100%
         American General Finance Corporation ............................................         Indiana         100%
              Crossroads Mortgage, Inc. ..................................................       Tennessee         100%
              ENM, Inc. ..................................................................       Tennessee         100%
              MorEquity, Inc. ............................................................          Nevada         100%
                  Wilmington Finance, Inc. ...............................................        Delaware         100%
              Merit Life Insurance Co. ...................................................         Indiana         100%
              Yosemite Insurance Company .................................................         Indiana         100%

                               SUBSIDIARIES OF AIG

                                                                                                            % of Voting
                                                                                                             Securities
                                                                                                               Owned by
                                                                                           Jurisdiction of          its
                                                                                             Incorporation    Immediate
                                                                                           or Organization     Parent(2)
                                                                                           ---------------     ---------
                  CommoLoCo, Inc. ........................................................     Puerto Rico         100%
              American General Financial Services of Alabama, Inc. .......................         Alabama         100%
              HSA Residential Mortgage Services of Texas, Inc. ...........................        Delaware         100%
         American General Investment Management Corporation ..............................        Delaware         100%
         American General Realty Investment Corporation ..................................           Texas         100%
         American General Assurance Company ..............................................        Illinois         100%
                  American General Indemnity Company .....................................        Illinois         100%
                  USLIFE Credit Life Insurance Company of Arizona ........................         Arizona         100%
              Knickerbocker Corporation ..................................................           Texas         100%
American Home Assurance Company ..........................................................        New York         100%
     AIG Hawaii Insurance Company, Inc. ..................................................          Hawaii         100%
         American Pacific Insurance Company, Inc. ........................................          Hawaii         100%
     American International Insurance Company ............................................        New York         100%
         American International Insurance Company of California, Inc. ....................      California         100%
         American International Insurance Company of New Jersey ..........................      New Jersey         100%
         Minnesota Insurance Company .....................................................       Minnesota         100%
         American International Realty Corp. .............................................        Delaware        31.5% (13)
         Pine Street Real Estate Holdings Corp. ..........................................   New Hampshire       31.47% (13)
         Transatlantic Holdings, Inc. ....................................................        Delaware       33.61% (14)
              Transatlantic Reinsurance Company ..........................................        New York         100%
                  Putnam Reinsurance Company .............................................        New York         100%
                  Trans Re Zurich ........................................................     Switzerland         100%
American International Insurance Company of Delaware .....................................        Delaware         100%
American International Life Assurance Company of New York ................................        New York       77.52% (15)
American International Reinsurance Company, Ltd. .........................................         Bermuda         100%
     AIG Edison Life Insurance Company ...................................................           Japan          90% (16)
     American International Assurance Company, Limited ...................................       Hong Kong         100%
         American International Assurance Company (Australia) Limited ....................       Australia         100%
     American International Assurance Company (Bermuda) Limited ..........................         Bermuda         100%
         American International Assurance Co. (Vietnam) Limited ..........................         Vietnam         100%
         Tata AIG Life Insurance Company Limited .........................................           India          26%
     Nan Shan Life Insurance Company, Ltd. ...............................................          Taiwan          95%
American International Underwriters Corporation ..........................................        New York         100%
American International Underwriters Overseas, Ltd. .......................................         Bermuda         100%
     AIG Europe (Ireland) Limited ........................................................         Ireland         100%
     AIG Europe (U.K.) Limited  ..........................................................         England         100%
     AIG Brasil Companhia de Seguros .....................................................          Brazil          50%
     Universal Insurance Co., Ltd. .......................................................        Thailand         100%
     La Seguridad de Centroamerica, Compania de Seguros S.A. .............................       Guatemala         100%
     American International Insurance Company of Puerto Rico .............................     Puerto Rico         100%
     A.I.G. Colombia Seguros Generales S.A. ..............................................        Colombia         100%
     American International Underwriters GmBH ............................................         Germany         100%
     Underwriters Adjustment Company, Inc. ...............................................          Panama         100%
     American Life Insurance Company .....................................................        Delaware         100%
         AIG Life (Bulgaria) Z.D. A.D ....................................................        Bulgaria         100%

                               SUBSIDIARIES OF AIG

                                                                                                            % of Voting
                                                                                                             Securities
                                                                                                               Owned by
                                                                                           Jurisdiction of          its
                                                                                             Incorporation    Immediate
                                                                                           or Organization     Parent(2)
                                                                                           ---------------     ---------
         ALICO, S.A ......................................................................          France         100%
         American Life Insurance Company (Kenya) Limited .................................           Kenya       66.67%
         Pharaonic American Life Insurance Company .......................................           Egypt       71.63%
     AIG Life Insurance Company (Switzerland) Ltd. .......................................     Switzerland         100%
     American Security Life Insurance Company, Ltd. ......................................    Lichtenstein         100%
     Birmingham Fire Insurance Company of Pennsylvania ...................................    Pennsylvania         100%
     China America Insurance Company, Ltd. ...............................................        Delaware          50%
     Commerce and Industry Insurance Company .............................................        New York         100%
     Commerce and Industry Insurance Company of Canada ...................................         Ontario         100%
     Delaware American Life Insurance Company ............................................        Delaware         100%
     Hawaii Insurance Consultants, Ltd. ..................................................          Hawaii         100%
     HSB Group, Inc. .....................................................................        Delaware         100%
         The Hartford Steam Boiler Inspection and Insurance Company ......................     Connecticut         100%
              The Allen Insurance Company, Ltd. ..........................................         Bermuda         100%
              The Hartford Steam Boiler Inspection and Insurance Company of Connecticut ..     Connecticut         100%
              HSB Engineering Insurance Limited ..........................................         England         100%
                  The Boiler Inspection and Insurance Company of Canada ..................          Canada         100%
     The Insurance Company of the State of Pennsylvania ..................................    Pennsylvania         100%
     Landmark Insurance Company ..........................................................      California         100%
     Mt. Mansfield Company, Inc. .........................................................         Vermont         100%
National Union Fire Insurance Company of Pittsburgh, Pa ..................................    Pennsylvania         100%
     American International Specialty Lines Insurance Company ............................          Alaska          70% (17)
     Lexington Insurance Company .........................................................        Delaware          70% (17)
         GE Property & Casualty Insurance Company ........................................    Pennsylvania         100%
              GE Casualty Insurance Company ..............................................    Pennsylvania         100%
                  GE Indemnity Insurance Company .........................................    Pennsylvania         100%
              GE Auto & Home Assurance Company ...........................................    Pennsylvania         100%
              Bayside Casualty Insurance Company .........................................      New Jersey         100%
         JI Accident & Fire Insurance Co. Ltd. ...........................................           Japan          50%
     National Union Fire Insurance Company of Louisiana ..................................       Louisiana         100%
     National Union Fire Insurance Company of Vermont ....................................         Vermont         100%
     21st Century Insurance Group ........................................................      California       33.03% (18)
         21st Century Insurance Company ..................................................      California         100%
         21st Century Casualty Company ...................................................      California         100%
         21st Century Insurance Company of Arizona .......................................         Arizona         100%
     Starr Excess Liability Insurance Company, Ltd. ......................................        Delaware         100%
         Starr Excess Liability Insurance International Ltd. .............................         Ireland         100%
NHIG Holding Corp. .......................................................................        Delaware         100%
     Audubon Insurance Company ...........................................................       Louisiana         100%
         Audubon Indemnity Company .......................................................     Mississippi         100%
         Agency Management Corporation ...................................................       Louisiana         100%
              The Gulf Agency, Inc. ......................................................         Alabama         100%
     New Hampshire Insurance Company .....................................................    Pennsylvania         100%
         AIG Europe, S.A .................................................................          France         (19)
         AI Network Corporation ..........................................................        Delaware         100%

                              SUBSIDIARIES OF AIG

                                                                                                     % of voting
                                                                                                      Securities
                                                                                                        Owned by
                                                                                   Jurisdiction              its
                                                                                  Incorporation        Immediate
                                                                                or Organization        Parent(2)
                                                                                ---------------      -----------
         American International Pacific Insurance Company ....................         Colorado             100%
         American International South Insurance Company ......................     Pennsylvania             100%
         Granite State Insurance Company .....................................     Pennsylvania             100%
         New Hampshire Indemnity Company, Inc. ...............................     Pennsylvania             100%
         AIG National Insurance Company, Inc. ................................         New York             100%
         Illinois National Insurance Co. .....................................         Illinois             100%
         New Hampshire Insurance Services, Inc. ..............................    New Hampshire             100%
     AIG Star Life Insurance Co., Ltd ........................................            Japan             100%
Pharaonic Insurance Company, S.A.E ...........................................            Egypt           89.98%
The Philippine American Life and General Insurance Company ...................      Philippines           99.78%
     Pacific Union Assurance Company .........................................       California             100%
     Philam Equitable Life Assurance Company, Inc. ...........................      Philippines           95.31%
     The Philippine American General Insurance Company, Inc. .................      Philippines             100%
         Philam Insurance Company, Inc. ......................................      Philippines             100%
Risk Specialist Companies, Inc. ..............................................         Delaware             100%
United Guaranty Corporation ..................................................   North Carolina           36.3l% (20)
     United Guaranty Insurance Company .......................................   North Carolina             100%
     United Guaranty Mortgage Insurance Company ..............................   North Carolina             100%
     United Guaranty Mortgage Insurance Company of North Carolina ............   North Carolina             100%
     United Guaranty Partners Insurance Company ..............................          Vermont              80%
     United Guaranty Residential Insurance Company of North Carolina .........   North Carolina             100%
     United Guaranty Residential Insurance Company ...........................   North Carolina           75.03% (21)
         United Guaranty Commercial Insurance Company of North Carolina ......   North Carolina             100%
         United Guaranty Mortgage Indemnity Company ..........................   North Carolina             100%
         United Guaranty Credit Insurance Company ............................   North Carolina             100%
     United Guaranty Services, Inc. ..........................................   North Carolina             100%

_______

   (1) All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
   (2)   Percentages include directors' qualifing shares.
   (3) The common stock is owned approximately 11.9 percent by Starr International Company, Inc., 1.8 percent by C. V. Starr & Co., Inc. and
         2.0 percent by The Starr Foundation.
   (4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
   (5)   Also owned 10 percent by AIG Matched Funding Corp.
   (6)   Also owned 21 percent by Commerce and Industry Insurance Company.
   (7)   Formerly known as AIG SunAmerica Inc.
   (8)   Also owned 30 percent by AIG Retirement Services. Inc.
   (9)   Formerly known as Anchor National Life Insurance Company.
   (10) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and 8 percent by Birmingham Fire Insurance Company of Pennsylvania.
   (11)  Indirect wholly-owned subsidiary.
   (12) Also owned 48.15 percent by American General Life andAccident Insurance Company.

   (13)  Also owned by 11 other AIG subsidiaries.
   (14)  Also owned 26.06 percent by AIG.
   (15)  Also owned 22.48 percent by American Home Assurance Company.
   (16)  Also owned 10 percent by a subsidiary of American Life Insurance
         Company.
   (17) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham Fire Insurance Company of Pennsylvania.
   (18) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
   (19)  100 percent to be held with other AIG companies.
   (20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
         0.86 percent by The Insurance Company of the State of Pennsylvania.
   (21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29.  Indemnification

Article VII, section 1, of the Company's By-Laws provides, in part, that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was serving at the request of the Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2, and section 3, provide that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was acting in behalf of the Company, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or
(c) of expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by the Company or the indemnified person or the attorney or other persons rendering services in connection with the defense, whether or not such application by the attorney or indemnified person is opposed by the Company.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which both offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b) Management.

Name and Principal                Positions and Offices with Underwriter
 Business Address                 American General Equity Services Corporation
-------------------               --------------------------------------------

Rodney O. Martin, Jr.             Director and Chairman of the Board of
2929 Allen Parkway                Directors
Houston, TX 77019

J. Andrew Kalbaugh                President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                   Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis                Director
70 Pine Street
New York, NY 10270

Gary D. Reddick                   Director
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.            Vice President
2727-A Allen Parkway
Houston, TX 77019

Kathy L. Keith                    Vice President
#1 Franklin Square
Springfield, IL 62713

Lucille S. Martinez               Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deborah Langel                    Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Cindy Phillips                    Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Name and Principal                Positions and Offices with Underwriter
 Business Address                 American General Equity Services Corporation
-------------------               --------------------------------------------

Elizabeth M. Tuck                 Secretary
70 Pine Street
New York, NY 10270

Edward F. Andrzejewski            Tax Officer
70 Pine Street
New York, NY 10270

Steven A. Glover                  Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones                   Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                   Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                  Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires                    Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

                                        Compensation on Events
                     Net Underwriting   Occasioning the
Name of Principal    Discounts and      Deduction of a Deferred    Brokerage
Underwriter          Commissions        Sales Load                 Commissions  Other Compensation
-----------------    ----------------   -----------------------    -----------  ------------------
American General           0                    0                      0               0
Equity Services
Corporation

Item 31.  Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 32.  Management Services  Not applicable.

Item 33.  Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2004.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VL-R (Registrant)

                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: /s/ ROBERT F. HERBERT, JR.
                                            ---------------------------
                                            Robert F. Herbert, Jr.
                                            Senior Vice President, Treasurer and
                                                     Controller

[SEAL]

ATTEST: /s/ LAUREN W. JONES
        --------------------
        Lauren W. Jones
        Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                 Title                     Date
---------                                 -----                     ----

/s/ RODNEY O. MARTIN, JR.          Director, Chairman,          April 30, 2004
-------------------------
Rodney O. Martin, Jr.              President and Chief
                                   Executive Officer

/s/ CHRISTOPER J. SWIFT            Director and Chief           April 30, 2004
-----------------------
Christopher J. Swift               Financial Officer


/s/ BERNARD AIDINOFF               Director                     April 30, 2004
--------------------
M. Bernard Aidinoff

/s/ DAVID J. DEITZ                 Director                     April 30, 2004
------------------
David J. Dietz

/s/ DAVID L. HERZOG                Director                     April 30, 2004
-------------------
David L. Herzog

/s/ RICHARD A. HOLLAR              Director                     April 30, 2004
---------------------
Richard A. Hollar

/s/ ROYCE G. IMHOFF II             Director                     April 30, 2004
----------------------
Royce G. Imhoff II


/s/ DONALD P. KANAK, JR.           Director                     April 30, 2004
------------------------
Donald P. Kanak, Jr.

Signature                          Title                             Date
---------                          -----                             ----

/s/ RICHARD J. MILLER              Director                     April 30, 2004
---------------------
Richard J. Miller

                                   Director                     April ___, 2004
---------------------
Nicholas A. O'Kulich


/s/ ERNEST T. PATRIKIS             Director                     April 30, 2004
----------------------
Ernest T. Patrikis

/s/ GARY D. REDDICK                Director                     April 30, 2004
--------------------
Gary D. Reddick

/s/ MARTIN J. SULLIVAN             Director                     April 30, 2004
----------------------
Martin J. Sullivan

                                  EXHIBIT INDEX

Item 26. Exhibits

     (n)(1) Consent of Independent Accountants, PricewaterhouseCoopers LLP.


                                      E-1